PROSPECTUS

PEACHTREE ALTERNATIVE STRATEGIES FUND
Institutional Shares

May 22, 2017

Peachtree Alternative Strategies Fund (“Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, closed-end management investment company. The Fund invests substantially all of its assets in private investment vehicles or “hedge funds” (“Portfolio Funds”) managed by a variety of different investment managers. The Portfolio Funds are not registered under the 1940 Act and may be organized within or outside of the U.S.

The Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance.

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors. Before investing, you should consider the following specific risks of an investment in the Fund:

•	Because you may not be able to sell your Shares, you will not be able to reduce your investment exposure to the Fund on any market downturn. See “Principal Risks.”

In order to achieve its investment objective, Homrich & Berg, Inc. (the “Adviser”) and ABS Investment Management LLC (the “Sub-Adviser”) invest the Fund’s assets in a variety of professionally managed Portfolio Funds that employ a variety of strategies including but not limited to: equity long/short, credit long/short, distressed credit, merger arbitrage, discretionary macro, event driven, structured credit arbitrage, statistical arbitrage and multi-strategy. The Fund cannot guarantee that its investment objective will be achieved or that its investment program will be successful.

Ultimus Fund Distributors, LLC (“Distributor”) acts as principal underwriter and distributor for the Shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

Shares are only sold to investors qualifying as “Eligible Investors” as described in this Prospectus. The term “Eligible Investor” includes, among others, investors that: (1) are U.S. persons for U.S. federal income tax purposes and (2) satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. See “Eligible Investors.”

This Prospectus offers Shares of the Fund’s Institutional class (“Institutional Shares”) which may be purchased through the Distributor or a Selling Agent. In the future, the Fund may offer other classes of common shares with different pricing structures.

The Fund intends to accept initial and additional purchases of Institutional Shares from Eligible Investors who are “Institutional Investors” or individual investors. “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Institutional Shares through a no-load network or platform.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A Statement of Additional Information dated May 22, 2017, as may be amended (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request, at no charge, a copy of this SAI (the table of contents of which is on the last page of this Prospectus), annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 657-3812 or by writing to the Fund. The Fund does not make these materials available on the Internet as the Fund does not have a web site. You may also obtain a copy of the SAI (and additional information about the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These materials, as well as the Fund’s annual and semi-annual reports (when available) and other information about the Fund, are available on the SEC’s website at www.sec.gov. If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund as may be amended from time to time (the “Declaration of Trust”).

Before making an investment decision, you or your adviser should consider factors such as net worth, income, age, risk tolerance and liquidity needs in evaluating whether the Fund is a suitable investment for you. Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund. See “Principal Risks.”

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public	Proceeds to the Fund(1)
Per Institutional Share(2)	At Current NAV	Amount Invested at Current NAV
Sales Load	None(3)	None(3)
Total	$76,927,500(4)	$76,927,500(4)

(1)	The total of other expenses of issuance and distribution is $156,043.

(2)	Institutional Shares are offered continuously at a price equal to the then current NAV per Share, which was $102.57 as of March 31, 2017. Institutional Shares are not subject to a sales load.

(3)	See, “Plan of Distribution” for information regarding other compensation to be paid in connection with the sale of Institutional Shares.

(4)
These estimated proceeds assume the sale of all Institutional Shares registered under this registration statement. Estimated proceeds are based on the Fund’s NAV per Share of $102.57, as of March 31, 2017.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund’s Institutional Shares. Before investing in the Fund’s Institutional Shares, you should carefully read the more detailed information appearing elsewhere in this Prospectus, especially the information under the heading “Principal Risks.”

The Fund
Peachtree Alternative Strategies Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. Interests in the Fund (“Shares”) are also registered under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Although Shares are registered under the 1940 Act and the 1933 Act, they are subject to substantial limitations on transferability and resale.

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds that Homrich & Berg, Inc. (the “Adviser”) believes will provide a diversifying return stream to shareholders (each a “Portfolio Fund”). These Portfolio Funds are not registered under the 1940 Act and may be organized within or outside of the U.S.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

This Prospectus offers Shares of the Fund’s Institutional class (the “Institutional Shares”). In the future, the Fund may offer other classes of common shares with different pricing structures.

The Offering
Offering of Institutional Shares by the Fund – the Fund is offering Institutional Shares on a continuous basis. Institutional Shares are offered at their net asset (“NAV”) per Share as of the first Fund business day (“Business Day”) of each month. For purposes of this Prospectus, “Business Day” means any day that the New York Stock Exchange (“NYSE”) is open for business.

See “Purchases of Shares,” “Repurchases of Institutional Shares” and “Plan of Distribution,” and “Transfer of Shares.”

Eligible Investors
The Fund will only sell Institutional Shares to a prospective investor who is a U.S. person for U.S. Federal income tax purposes and who satisfies the definition of “accredited investor” as defined in Regulation D under the 1933 Act. Investors meeting these requirements are referred to in this Prospectus as “Eligible Investors.”

After an initial purchase, shareholders subscribing for additional Institutional Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund appear in the subscription agreement that must be completed by each prospective shareholder.

With limited exceptions, Institutional Shares are not transferable, and liquidity for investments in Institutional Shares may be provided only through periodic repurchase offers by the Fund.

See “Eligible Investors” and “Transfer of Shares.”

Investment Objective
The Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance.

See “Investment Objective.”

Principal Investment Strategies
The Fund will seek to achieve its investment objective by investing in a variety of hedge fund strategies that the Adviser believes will provide a diversifying return stream to shareholders.

The Fund implements these strategies by investing in Portfolio Funds. The Portfolio Funds are not registered under the 1940 Act and may be organized outside of or within the U.S.

Potential strategies for investment include, but are not limited to: (1) long/short equity (taking “long” positions in equity securities of U.S. and foreign issuers that are believed to be likely to increase in value and taking “short” positions in equity securities of U.S. and foreign issuers that are believed to be likely to decline in value); (2) credit long/short (investing in credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views); (3) distressed credit (using intensive credit analysis to invest in equity and/or fixed income securities of financially troubled U.S. and/or foreign issuers); (4) discretionary macro (investing across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments). Investments may include Equity and Fixed Income Securities, currencies and commodities (i.e., agricultural, metals, energy); (5) managed futures (trading of futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, or financial assets such as government bonds, equity indices and currencies to take advantage of investment opportunities in the equity, fixed income, currency and commodity markets), (6) structured credit (investments in residential and commercial mortgage-backed securities, other asset-backed securities, collateralized loan obligations and collateralized debt obligations); (7) statistical arbitrage (identify pricing anomalies in equities and other asset classes). Generally this strategy utilizes heavy quantitative, computational, and statistical analysis to identify short-term trends that can be taken advantage of in the relevant markets); and (8) multi-strategy (utilizing several of the strategies listed here, and potentially other strategies).

The Fund will likely have significant exposure to the long/short equity strategy as the Adviser anticipates that in general, 30-50% of the Fund’s assets will be invested in this strategy. The Adviser may seek recommendations from the sub-adviser, ABS Investment Management LLC (the “Sub-Adviser”), regarding purchases and sales of investments in the portion of the Fund’s assets to be invested using the long/short equity strategy.

The balance of Portfolio Funds will be a variety of other hedge fund strategies that are intended to have lower correlation to equity markets over time. Managers are likely to invest in an array of securities across the globe, including emerging markets, in order to provide a diversifying return stream that is unrelated to traditional equity market risk factors.

The Adviser will determine the amount to allocate to each strategy. The Adviser intends that amounts will be allocated to at least several of the strategies at all times. Factors that determine the amount that the Adviser will allocate to each strategy include: the Adviser’s opinion of the opportunity set in that strategy, the capacity for investment with high quality managers in a given strategy and overall risk management of the Fund.

In order to implement the strategies, the investment managers of the Portfolio Funds (the “Investment Managers”) may utilize one or more approaches, including but not limited to: (1) the effect of economic, political, or corporate changes on the prices of securities (Directional Trading Approach); (2) the effect of events on different securities (Event Driven Approach); (3) perceived valuations of securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Approach) and (4) a mispricing of securities relative to each other or relative to historic norms (Relative Value Approach).

While it is anticipated that many Portfolio Funds will invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”). Many Portfolio Funds may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”). Fixed Income Securities may have various maturity, duration and quality limitations, and may include high yield fixed income securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)). Many Portfolio Funds may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio.

Derivatives. Portfolio Funds may use derivatives, typically, options on Equity or Fixed Income indices (each an “Index”), futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against certain strategy risks, including short selling risk.

Options. An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put option) the writer (seller) at a specific price (the “Strike Price”) on or before the expiration date of the contract. An Investment Manager may purchase a call option or write (sell) a put option on an Index if the Investment Manager expects the value of the Index to increase during the term of the option. Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on an Index if the Investment Manager expects the market value of that Index to decrease during the term of the option. The exercise of an Index option settles in cash. A Portfolio Fund may close out a call or put written on an Index by purchasing a call or put, respectively, on the same Index and with the same Strike Price and expiration date. To close out a position as a purchaser of an Index option, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.

Futures. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date (the “Settlement Date”) and at an agreed-upon price (the “Settlement Price”). An Investment Manager may take a long position in an Index futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract. Alternatively, an Investment Manager may take a short position in an Index futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract. Futures contracts settle in cash on the Settlement Date. A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors. In a total return swap on Equity Securities, one party sells (the “Payor”) to the other party (the “Receivor”) an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement. A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater than the fixed rate to be paid under the agreement. Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Forward Contracts. A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Other Investments. Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to the Fund, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

See “Principal Investment Strategies – Portfolio Funds.”

Borrowing (For Non-Leverage Purposes)
The Fund has the authority to borrow money, but does not anticipate doing so. Generally, any borrowing will be limited to 25% of the Fund’s total assets at the time of the borrowing.

The Portfolio Funds may also borrow money for non-leverage purposes such as paying expenses or for the repurchase of Shares. The Fund does not expect to borrow during the first 12 months of operations, to the extent that the Fund does borrow, it will do so only for repurchases.

Leverage
The Portfolio Funds may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy Equity and Fixed Income Securities), selling short Equity and Fixed Income Securities, using derivatives and participating in other forms of direct and indirect borrowing. If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.

See “Principal Investment Strategies – Leverage.”

Principal Risks
An investment in the Fund is speculative, involves significant risk and is not suitable for all investors. It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk. No guarantee or representation is or can be made that the Fund will achieve its investment objective. Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below. In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risks of investing in the Fund prior to acquiring Institutional Shares.

The following is a summary of the principal risks of investing in the Fund. These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks. The principal risks of investing in the Fund may adversely affect the Fund’s performance. For a more complete discussion of these risks, see “Principal Risks” below.

Cybersecurity Risk. The Fund may suffer an intentional cybersecurity breach such as: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss.

Fund of Funds Structure Risk – Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act. Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. The following additional risks are relevant to the Fund’s implementation of the fund of funds structure:

Control Risk. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund. Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Custody Risk. A Portfolio Fund may not be required to, or may not, custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

Expense Layering Risk. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager. As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds. Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, which can range up to and in some cases above 20% of a Portfolio Fund’s net profits. Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses. In addition, the performance-based allocation that will be received by an Investment Manager may create an incentive for that manager to pursue more risky and speculative strategies than would be the case in the absence of such allocation.

Foreign Organization Risk. The Fund invests in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds. See also “Portfolio Fund Risk – Foreign Investment Risk” below.

Implementation Risk. The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds. The performance of the Fund also depends upon the success of the Investment Managers in implementing the strategies of the Portfolio Funds.

Limited Voting Rights Risk. If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Liquidity Risk. The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents.

Operational Risk. Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies. Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

Transparency Risk. Portfolio Funds typically provide limited portfolio information. A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

Valuation Risk. Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Fund’s Board of Trustees (the “Board”). Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser, however, will generally not be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation

Legal and Regulatory Risk – Securities markets are subject to comprehensive statutes and regulations. Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests. Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds. Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

Liquidity Risk – An investment in the Fund is highly illiquid. A shareholder does not have the right to require the Fund to redeem or repurchase Institutional Shares and Institutional Shares are subject to substantial restrictions on transferability. There is currently no market for Institutional Shares, and it is not contemplated that one will develop.

Loss of Investment Risk – An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.

Limited Operating History Risk – The Fund is a recently-formed entity that has limited operating history upon which investors can evaluate the Fund’s anticipated performance. Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act. The 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) impose numerous investment constraints on the operations of registered investment companies and the Adviser’s inexperience in managing a portfolio of assets subject to such constraints may hinder its ability to take advantage of attractive investment opportunities.

Market Risk – The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the volatility, value and liquidity of the Fund’s investments.

Non-Diversification Risk – The Fund is non-diversified and the Fund’s investment in the securities of a limited number of Portfolio Funds exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Portfolio Fund Risk – The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds:

Borrowing Risk (For Non-Leverage Purposes). The rights of creditors to the assets of a debtor are senior to those of equity investors. As a creditor, a third-party lender would have a first priority claim on any cash and assets held by a Portfolio Fund.

Convertible Securities Risk. The value of convertible securities generally declines as interest rates increase and increases as interest rates decline. A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments. The issuer of a convertible security may force a Portfolio Fund to convert the convertible securities before it would otherwise choose to do so, which may decrease the Portfolio Fund’s return.

Currency Risk. Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies.

Distressed Securities Risk. An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations. An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

Emerging Markets Risk. In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater. There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

Equity Securities Risk. The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility. Consequently, it may be more difficult to buy or sell the equity securities of smaller companies at an acceptable price, especially during periods of market volatility.

Fixed Income Securities Risk. Changes in interest rates may reduce the value of Fixed Income Securities. The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates. High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with securities with lower interest rates, thus reducing performance.

Focus Risk. A Portfolio Fund that invests in a particular market sector will be subject to the risks associated with that sector and may be more adversely affected by risks of that market sector than if the Portfolio Fund invested its assets across multiple market sectors.

Foreign Investment Risk. Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds. Foreign investments may also be adversely affected by changes in currency exchange rates, social, political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions and may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes. There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.

Forward Contract Risk. The forward contract markets are generally not regulated and a counterparty may refuse to perform on a forward contract. Forward contracts are not guaranteed by an exchange or clearing house and therefore a non-settlement or a default on a contract could deprive an investor of unrealized profits or force it to cover its commitment to purchase or resell, if any, at the current market price.

Futures Risk. The price of an Index futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index, the Settlement Price, the time remaining until the expiration date of the futures contract and the volatility of the Index. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index futures. A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested. The buyer of an Index future will suffer losses, which may theoretically be unlimited, as the value of the underlying Index declines. The seller of an Index future will suffer losses, which also may theoretically be unlimited, as the value of the Index increases. Because of low margin deposits normally required to participate in futures positions, an extremely high level of leverage is typical. As a result, a relatively small price movement in an Index futures contract may result in substantial losses to a Portfolio Fund. Changes in the liquidity of Index futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the Index futures. If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result. Potential losses on Index futures contracts are unlimited.

Hedging Risk. Strategies utilized to hedge against losses may not be successful and may offset gains. The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund. Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

Initial Public Offerings Risk. Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible. Other risks include lack of trading and operating history and lack of information about the issuer.

Leverage Risk. The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund. In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings. In addition, performance-based fees of the Portfolio Funds give rise to certain conflicts of interest, including the incentive for Investment Managers to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.

Liquidity Risk. A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (i.e., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.

Long/Short Strategy Risk. The success of a long/short strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions). Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the securities utilized to implement the strategy.

Some Investment Managers employ certain additional strategies, the risks of which are as follows:

Directional Trading Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short positions in those securities based on such predictions.

Event Driven Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to timely identify potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.

Fundamental Long/Short Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.

Relative Value Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short positions based on such discrepancies.

Options Risk. The price of an Index option can be highly volatile and is dictated by a variety of factors including the value of the Index, the Strike Price, the time remaining until the expiration date of the option and the volatility of the Index. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an Index option. A small investment in an Index option may have a large impact on the performance of a Portfolio Fund as an Index option may result in losses in excess of amounts invested. The seller (writer) of an Index call option assumes the risk of a theoretical unlimited increase in the market value of the Index above the Strike Price. The market for Index options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of Index options. If Index options cannot be closed out timely due to illiquid secondary markets, losses may result. Potential losses on the purchases of puts and calls are limited to the amount of premium paid. The writing of calls and puts exposes the writer to potentially unlimited losses.

Short Selling Risk. The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale. Losses on short sales are theoretically unlimited.

Swap Agreements Risk. The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities and the creditworthiness of the participants. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of these swaps. Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities. Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities. Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities. Participation in a total return swap also involves counterparty credit risk and payments owed to a participant may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty. If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

Turnover Risk. The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees. The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

Purchases of Shares
Offering of Institutional Shares by the Fund. The Fund continuously offers Institutional Shares at their NAV per Share through Ultimus Fund Distributors, LLC, the principal underwriter and distributor of the Institutional Shares (the “Distributor”). Additional broker-dealers or other financial intermediaries (“Selling Agents”) may be appointed by the Distributor to assist in the distribution of Institutional Shares. The Institutional Shares are not subject to a sales load. Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. These additional terms and conditions that may be imposed by Selling Agents are not imposed by the Fund, the Distributor or the Fund’s service providers.

Eligible Investors who are “Institutional Investors” or individual investors may purchase Institutional Shares. “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Institutional Shares through a no-load network or platform.

The minimum initial subscription for Institutional Shares is $25,000 and the minimum subsequent subscription is $5,000. The Fund intends to accept initial and additional purchases of Institutional Shares as of the first Business Day of each calendar month. Institutional Shares may be offered less frequently as determined by the Board in its sole discretion.

Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date (i.e., the first Business Day of each month). The investor will not become a shareholder of the Fund and will have no rights under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) until the purchase date. The investor must also complete a subscription agreement (for initial purchases) and/or such other documentation as required by the Fund (for both initial and subsequent purchases). Generally, this documentation must be received by the Fund’s transfer agent at least five (5) Business Days before the purchase date. Investors should confirm specific deadlines for receipt of funds and documentation by a Selling Agent as those entities may maintain different deadlines.

The Fund reserves the right to reject, in whole or in part, any purchase of Institutional Shares and may suspend the offering of Institutional Shares at any time.

See “Plan of Distribution” and “Purchases of Shares.”

See “Purchases of Shares,” “Repurchases of Institutional Shares,” “Plan of Distribution,” and “Transfer of Shares.”

No Redemptions; Repurchases of Shares
Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to redeem any or all of their Institutional Shares. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Institutional Shares pursuant to written repurchase offers, but is not obligated to do so. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Institutional Shares, the Board will consider a variety of operational, business and economic factors. The Board convenes quarterly to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (each a “Valuation Date”).

In order to permit the Fund to finance the repurchase of Institutional Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders will be required to tender the Institutional Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date (“Repurchase Offer Acceptance Deadline”). The Repurchase Offer Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer. A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Institutional Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Institutional Shares. A shareholder tendering only a portion of its Institutional Shares for purchase will be required to continue to hold Institutional Shares with a value of at least $25,000 after giving effect to the repurchase. If a shareholder tenders an amount that would cause the value of its Institutional Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may reduce the amount to be repurchased so that value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Institutional Shares.

The proceeds of repurchases of Institutional Shares may be paid by the in-kind distribution of illiquid securities held by the Fund, or partly in cash and partly in-kind.

See “Repurchases of Institutional Shares.”

Transfer of Shares
There is no public market for Institutional Shares and none is expected to develop. The Fund will not list Institutional Shares on a stock exchange or similar market. With very limited exceptions, Institutional Shares are not transferable, and liquidity for investments in Institutional Shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer Institutional Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void.

See “Transfer of Shares.”

Distributions/Dividend Reinvestment Plan
The Fund intends to distribute substantially all of its net investment income and all of its realized short-term and long-term gains, if any, to shareholders annually as of the last Business Day of each calendar year. Distributions paid by the Fund may include a return of capital. Unless a shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Institutional Shares and will be made at the net asset value per share calculated on the next valuation date following the distribution. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. Since Shares are illiquid, shareholders may need other sources of cash to pay any taxes due.

See “Distributions to Shareholders” and “Dividend Reinvestment Plan.”

Adviser and Sub-Adviser
Homrich & Berg, Inc., a Georgia corporation, is the Adviser. The Adviser is a registered investment adviser with its principal offices at 3060 Peachtree Rd. NW, Atlanta, GA, 30305.

As of March 31, 2017, the Adviser’s total assets under management were approximately $4.6 billion.

For management services rendered to the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser receives an annual fee of 1.00%, minus any fees paid to the Sub-Adviser pursuant to the Sub-Advisory Agreement (as defined below), payable monthly based on the Institutional Shares’ month end NAV.

ABS Investment Management LLC, a Delaware limited liability company, is the Sub-Adviser. The Sub-Adviser is a registered investment adviser with offices at 537 Steamboat Road, Greenwich, Connecticut 06830.

As of March 31, 2017, the Sub-Adviser’s total assets under management were approximately $5 billion.

For portfolio management services rendered to the Fund pursuant to the Investment Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Fund will pay the Sub-Adviser a fee calculated at an annual rate equal to 0.85% payable monthly based on the month end value of Portfolio Funds recommended by the Sub-Adviser.

See “Management – Investment Adviser and Sub-Adviser.”

Performance
Simultaneous with the commencement of the Fund’s operations on January 3, 2017 (“Commencement of Operations”), the Fund acquired substantially all of the assets of H&B Hedge Fund, LLC (the “Predecessor Fund”) in exchange for shares of the Fund. The performance of Institutional Shares for periods before January 3, 2017 is that of the Predecessor Fund and includes the expenses of the Predecessor Fund.  The Fund’s expenses are greater than the actual expenses of the Predecessor Fund. For the estimated gross expenses of the Institutional Shares (including Acquired Fund Fees and Expenses), see “Summary of Fund Expenses.”

For past performance information of Institutional Shares, see “Performance.”

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

Services
Administrator, Fund Accountant, Transfer Agent and Compliance Services. Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting, transfer agency and compliance services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer and Principal Accounting Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel. Fees and expenses of the Administrator are paid by the Fund.

Custodian. The Huntington National Bank, N.A. (the “Custodian”), 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Fees and expenses of the Custodian are paid by the Fund.

See “Services.”

Fund Expenses
Fund Expenses. The Fund bears its own operating expenses which include, but are not limited to: (1) organizational and offering costs; (2) the fees and certain expenses of its service providers including legal and audit fees; (3) Trustee fees; (4) repurchase offer expenses; (5) costs of printing prospectuses and shareholder reports; and (6) registration fees.

Portfolio Fund Expenses. The Portfolio Funds incur their own operating expenses. As an investor in the Portfolio Funds, the Fund indirectly bears its pro rata allocation of the Portfolio Funds’ expenses.

Expense Limitation. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed 1.50% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived. These arrangements will continue until August 31, 2018 and may be terminated at any time by the Board. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination; provided that no reimbursement of expenses will occur more than three (3) years following the date such reimbursement or reduction was made.

See “Expenses.”

Certain Tax Considerations
The Fund intends to qualify, for U.S. federal income tax purposes, as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

For each taxable year that the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on any of its income distributed to shareholders. The Fund will distribute substantially all of its net investment income and gains to shareholders and these distributions will generally be taxable to shareholders as ordinary income. Shareholders not subject to tax on their income will not be required to pay tax on these distributions.

See “Certain Tax Considerations.”

Certain ERISA Considerations
Generally, investors subject to The Employee Retirement Income Security Act of 1974 (“ERISA”) and other tax exempt investors, including employee benefit plans, individual retirement accounts, and Keogh Plans, may acquire Institutional Shares to the extent that they are Eligible Investors. Fund assets are not deemed to be “plan” assets under ERISA.

Before investing the assets of a plan subject to ERISA (each an “ERISA Plan”) or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) in the Fund, the Plan fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in U.S. Department of Labor (“DOL”) regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for the Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.

See “Certain ERISA Considerations.”

SUMMARY OF FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Annual Fund Operating Expenses (as a percentage of average net assets)	Institutional Shares
Management Fees	1.00%
Other Expenses (1)	0.32%
Acquired Fund Fees and Expenses(2)	4.39%
Total Annual Fund Operating Expenses(3)	5.71%

(1)
“Other Expenses” are based on estimated Fund average month-end net assets of $100 million and estimated expenses for the current fiscal year. “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The Adviser advanced the Fund’s organizational and offering costs and will be subsequently reimbursed by the Fund consistent with the terms of the expense limitation agreement described in Note 3 below.

(2)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses. Generally, fees payable to an Investment Manager are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers charge an incentive allocation or fee which can range up to and in some cases above 20% of a Portfolio Fund’s net profits. These fees payable to Investment Managers are estimates and may be higher or lower. If the Fund redeems some or all of its investment in a Portfolio Fund within the first twelve months of its investment, the Portfolio Fund may charge a liquidation fee of up to 5% of the amount of the redemption. The Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the “Acquired Fund Fees and Expenses.” Future “Acquired Fund Fees and Expenses” may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.

(3)
The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.50% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived. These arrangements will continue until August 31, 2018 and may be terminated at any time by the Board. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that: (1) you invest $1,000 in the Fund; (2) your investment has a 5% return each year; (3) operating expenses and net expenses remain as stated in the previous table except to reflect the completion of the amortization of offering costs; and (4) all income dividends and capital gains distributions are reinvested in additional Institutional Shares at the NAV per Share. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$57	$169	$280	$551

THE FUND

The Fund is a Delaware statutory trust formed on August 19, 2016 that is registered under the 1940 Act as a non-diversified, closed-end management investment company. Although the Institutional Shares are registered under both the 1940 and 1933 Acts, they are subject to substantial limitations on transferability and resale.

The Fund’s office is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 and its telephone number is (800) 657-3812.

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds that Homrich & Berg, Inc. (the “Adviser”) believes will provide a diversifying return stream to shareholders (each a “Portfolio Fund”). The Adviser believes that investing in multiple Portfolio Funds with a variety of investment approaches provides for the best opportunity to produce long term returns with low volatility.

The Portfolio Funds are not registered under the 1940 Act and may be organized outside of or within the U.S.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

This Prospectus offers the Fund’s Institutional Shares.

USE OF PROCEEDS

The Fund invests proceeds from the sale of Institutional Shares, net of fees and expenses, consistent with its investment objective and investment strategies. These proceeds are invested as soon as possible (and not later than 3 months) after their receipt consistent with market conditions and the availability of suitable investments. Pending investment in Portfolio Funds, the Fund may invest the proceeds in cash equivalents such as high-quality, short-term debt securities and money market funds. The Fund may also maintain a portion of the proceeds in cash equivalents to satisfy operational expenses or to fund repurchases.

At times when the Fund is not investing in Portfolio Funds, it will not be pursuing its investment objective.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

The Fund’s investment objective is non-fundamental and may be changed by the Board.

PRINCIPAL INVESTMENT STRATEGIES

Portfolio Funds

The Fund will seek to achieve its investment objective by investing in a variety of hedge fund strategies that the Adviser believes will provide a diversifying return stream to shareholders.

The Fund invests in these strategies by investing in Portfolio Funds. The Portfolio Funds are not registered under the 1940 Act. To facilitate compliance with the Code provisions applicable to RICs, the Fund invests in Portfolio Funds organized both within and outside of the U.S. See “Certain Tax Considerations – Taxation as a RIC.”

Potential strategies for investment include, but are not limited to the following.

Long/Short Equity. The Portfolio Funds may take “long” positions in equity securities of U.S. and foreign issuers that they believe are likely to increase in value and may take “short” positions in equity securities of U.S. and foreign issuers that they believe will decline in value.

Credit Long/Short. The Portfolio Funds may invest in credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views.

Distressed Credit. The Portfolio Funds may use intensive credit analysis to invest in equity and/or fixed income securities of financially troubled U.S. and/or foreign issuers.

Discretionary Macro. The Portfolio Funds may invest across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments. Investments may include Equity and Fixed Income Securities, currencies and commodities (i.e., agricultural, metals, energy). Long and short positions may be utilized.

Managed Futures. The Portfolio Funds may trade futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, or financial assets such as government bonds, equity indices and currencies to take advantage of investment opportunities in the equity, fixed income, currency and commodity markets. Generally, portfolio managers are looking at trends in historical pricing in the relevant assets as an indicator of future price movement.

Structured Credit. The Portfolio Funds may invest in residential and commercial mortgage-backed securities, collateralized loan obligations and collateralized debt obligations and/or other asset-backed securities.

Statistical Arbitrage. The Portfolio Funds invest by trying to identify pricing anomalies in equities and other asset classes. Generally this strategy utilizes heavy quantitative, computational, and statistical analysis to identify short-term trends that can be taken advantage of in the relevant markets.

Multi-Strategy. Certain Portfolio Funds may utilize several of the strategies listed here, and potentially other strategies.

While the Fund will be diversified across many strategies, a significant portion of Fund assets may be invested in the long/short equity strategy. The Adviser may seek recommendations from the Sub-Adviser regarding purchases and sales of investments in the portion of the Fund’s assets to be invested in the long/short equity strategy.

The Adviser often leverages the expertise of the Sub-Adviser for investment in equity long/short focused funds. The Adviser works with the Sub-Adviser to make investments in Portfolio Funds that are typically small to mid-sized and often have either a more limited track record or a more limited asset base when compared to other Portfolio Funds. The Adviser determines the overall Fund allocation to the equity long/short strategy based on the Adviser’s view of the opportunity set within the equity long/short universe as well as available capacity from the Portfolio Funds recommended by the Sub-Adviser.

In order to implement the strategies, the Investment Managers may utilize one or more approaches, including: (1) the effect of economic, political, or corporate changes on the prices of securities (Directional Trading Approach); (2) the effect of events on different securities (Event Driven Approach); (3) perceived valuations of securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Approach) and (4) a mispricing of securities relative to each other or relative to historic norms (Relative Value Approach).

In implementing the long/short equity strategy, Investment Managers may utilize a variety of investment styles (for example value vs. growth, large cap vs. small cap) and may focus on a particular sector, region, or asset class. These Portfolio Funds typically have a positive net exposure to the equity markets and will therefore be likely to have positive correlation to equity markets over time.

The Fund will likely have significant exposure to the long/short equity strategy as the Adviser anticipates that in general, 30-50% of the Fund’s assets will be invested in this strategy. The balance of Portfolio Funds (that are not equity long/short) will be a variety of other hedge fund strategies that are intended to have lower correlation to equity markets over time. Managers are likely to invest in an array of securities across the globe, including emerging markets, in order to provide a diversifying return stream that is unrelated to traditional equity market risk factors.

The Adviser will determine the amount to allocate to each strategy. The Adviser intends that amounts will be allocated to at least several of the strategies at all times. Factors that determine the amount that the Adviser will allocate to each strategy include: the Adviser’s opinion of the opportunity set in that strategy, the capacity for investment with high quality managers in a given strategy and overall risk management of the Fund.

While it is anticipated that the Portfolio Funds will invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”). Portfolio Funds may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”). Fixed Income Securities may have various maturity, duration and quality limitations, and may include high yield fixed income securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)). Portfolio Funds may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio.

Derivatives. Portfolio Funds may use derivatives, typically: (1) options on Equity Securities, Indices, and currencies; (2) futures on Indices; and (3) total return swaps involving one or a basket of Equity Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against certain long/short strategy risks, including short selling risk.

A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

Options. An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in case of a put option) the writer (seller) at the Strike Price on or before the expiration date of the contract. An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities, Indices or currencies if the Investment Manager expects the value of the Equity Securities, Indices or currencies to increase during the term of the option. Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on Equity Securities, Indices or currencies if the Investment Manager expects the market value of the Equity Securities, Indices or currencies to decrease during the term of the option.

A Portfolio Fund may close out a call or put written on an Equity Security, Index or currency by purchasing a call or put, respectively, on the same Equity Security, Index or currency, as applicable, with the same Strike Price and expiration date. To close out a position as a purchaser of an option on an Equity Security, Index or currency, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so. If the Strike Price of a call option is less than the value of the underlying Equity Security, Index or currency or the Strike Price of a put option thereon exceeds the value of the underlying Equity Security, Index or currency, the purchaser may exercise the option. If exercised, options on Equity Securities or currencies will settle upon the delivery of those securities or currencies to the option purchaser. Index options will settle in cash and the purchaser receives a cash amount from the seller equal to the difference between the Strike Price and the closing price of the Index, multiplied by a factor (typically $100), on the date of exercise.

Forward Contracts. A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, the seller may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the seller makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets into the currency. A purchaser may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, the purchaser will realize a gain or a loss.

Futures. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at the Settlement Price. A futures contract on an Index involves the delivery of an amount of cash equal to a specified dollar amount (e.g. $500 for S&P 500 futures) times the difference between the Index value at the close of trading of the contract and the price at which the futures contract was originally struck. An Investment Manager may take a long position in a futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract. Alternatively, an Investment Manager may take a short position in a futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract. Futures contracts settle in cash on the Settlement Date. Generally, futures contracts are closed out prior to their expiration date. A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors. In a total return swap on Equity Securities, the Payor sells to the Receivor an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on a fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement. A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater than the fixed rate to be paid under the agreement. Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Other Investments. Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to the Fund, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

Portfolio Funds Selection Process

It is the responsibility of the Adviser to (1) identify Investment Managers and Portfolio Funds in which the Fund will invest; and (2) determine the percentage of Fund assets to be allocated to each Portfolio Fund. The Adviser may work in conjunction with the Sub-Adviser to make these decisions.

The Adviser selects Portfolio Funds based upon, among other things, their track record, expertise, competitive advantage, opportunity set, and value add to the Fund as a whole. In addition to an investment research process that considers the topics mentioned above, the Adviser conducts an operational due diligence process in an effort to identify those Investment Managers with the highest ethical standards and institutional quality infrastructure. Some items that are likely to be strongly considered in the due diligence process for potential portfolio funds include:

•	Historical performance of the fund

•	Track record of Portfolio Managers prior to their involvement with the potential Portfolio Fund

•	Background of the Portfolio Managers and research team in relation to the strategy of the potential Portfolio Fund

•	The opportunity set for the strategies employed by the potential Portfolio Fund

•	The degree to which the potential Portfolio Fund would supplement the strategies currently employed within the Fund

•	Correlation between the potential Portfolio Fund and traditional assets such as stocks and bonds

•	Portfolio Manager investment in the potential Portfolio Fund

•	Fees charged by the Investment Manager

•	Liquidity of the potential Portfolio Fund

•	Background check on the Portfolio Managers

•	References from current investors in the potential Portfolio Fund

•	Potential conflicts of interest between the Investment Manager, potential Portfolio Fund, and its service providers

•	Infrastructure of the Investment Manager including risk management process, trade processing, fund administration, custodian, legal counsel, and prime brokerage

No single criterion listed above is determinative and certain investments may be made irrespective of the failure of the Investment Manager to meet all of the criteria listed above. Additionally, certain of the above criteria may be emphasized over others in the selection of a particular Investment Manager.

In seeking to identify opportunities for investment, the Adviser believes that it is important to identify a specific opportunity to generate returns going forward, and identify the Investment Manager who is in the best position to take advantage of that opportunity. As such, the Adviser is constantly scanning the marketplace for potential new portfolio funds to identify new opportunities. The Adviser maintains relationships throughout the hedge fund industry with peer firms, broker/dealers, and hedge fund industry contacts, among others.

Ongoing Due Diligence

The Adviser regularly monitors Portfolio Funds to ensure that they are performing in line with the original investment thesis and that the strategy employed by the Portfolio Fund continues to be the optimal use of Fund assets.

The Adviser conducts performance analysis to ensure that the Portfolio Fund is performing in line with expectations. In an effort to analyze performance, the Adviser utilizes weekly performance estimates, final monthly performance, Portfolio Fund allocation data, and market data to determine whether or not the Investment Manager is executing on their stated strategy.

The Adviser conducts broad market analysis to ensure that the Portfolio Fund is still an optimal use of Fund assets. Based on observations from markets along with news developments and information obtained from industry relationships, the Adviser’s view on the opportunity set is likely to evolve over time. As such, the Adviser will continually monitor whether or not the opportunity set for its Portfolio Funds is consistent with the Adviser’s overall market view.

Finally, the Adviser maintains ongoing communication with the Investment Managers. Although the level of communication varies across Portfolio Funds, the Adviser communicates with the Investment Managers frequently. In addition, the Adviser receives updates from Portfolio Funds including weekly or bi-weekly estimates, with monthly performance confirmed by the Portfolio Fund’s administrator, as well as information regarding the Portfolio Fund’s allocation to underlying investments. From time to time the Adviser will conduct “on-site” due diligence by travelling to the headquarters of the Portfolio Fund to meet with the Investment Manager.

Liquidation of Investments

Through the results obtained through the ongoing due diligence process, the Adviser may liquidate investments in Portfolio Funds for a variety reasons including but not limited to:

•	The opportunity set that was available when the Adviser made the original investment in the Portfolio Fund is no longer available or a more attractive opportunity set has arisen

•	The risks taken by the Portfolio Fund are no longer complimentary to the Fund when looked at in its entirety

•	The Adviser believes that the Investment Manager is no longer the best suited to execute on their strategy

•	The Adviser no longer believes that the Investment Manager is adhering to the highest ethical standards or has the infrastructure in place to ensure that the Portfolio Fund is of institutional quality

Since Portfolio Funds are generally illiquid and may only be redeemed at certain times, changes to the Fund’s allocation to one or more Portfolio Funds will generally be made when additional investment proceeds are received by the Fund or when selecting investments to liquidate to fund the repurchase of Shares, which may be periodically approved by the Board to provide limited liquidity to shareholders. The Adviser also takes into account liquidation fees that may be imposed by a Portfolio Fund when implementing changes to portfolio asset allocations amongst the Portfolio Funds. Generally, in order to avoid and/or limit the generation of these liquidation penalties, the Adviser expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Portfolio Funds that are no longer subject to liquidation fees (i.e., interests held by the Fund beyond the lock-up/gate periods).

Investment Limitations Related to Portfolio Funds

The Adviser typically will not invest more than 25% of the Fund’s assets with any one Investment Manager (measured at the time of investment).

In addition, the Fund will limit its investment in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities to avoid 1940 Act prohibitions on affiliated transactions. The Fund may, however, purchase non-voting securities of Portfolio Funds or waive its voting rights with respect to interests held in Portfolio Funds.

Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements. Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process. The Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund. When deciding to forego or waive voting rights, the Adviser will only consider the interests of the Fund.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Exemption from Registration as a Commodity Pool Operator. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act (“Exemption”). In order to comply with the claimed exemption, the Fund will not participate, directly, or indirectly through its investment in the Portfolio Funds, in commodity futures contracts, commodity options contracts or swaps (collectively, “Commodity Contracts”) for other than bona fide hedging purposes (as defined under the Commodity Exchange Act) unless:

(1)
the aggregate initial margin and premiums required to establish the Commodity Contracts does not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on such contacts); or

(2)
the aggregate net notional value (as defined in the Commodity Exchange Act) of such Commodity Contracts, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on such contacts).

The Fund does not intend to invest in Commodity Contracts directly. The applicability of these limitations to the Fund and other fund of fund products with only indirect exposure to Commodity Contracts through other funds in which they invest is currently under review by the Commodity Futures Trading Commission (“CFTC”). If the CFTC amends the Exemption to modify or eliminate the applicability of these restrictions to fund of fund products, the Fund intends to continue to rely on the Exemption and related restrictions as modified.

Borrowing (For Non-Leverage Purposes)

The Fund has the authority to borrow money, such as for the repurchase of Shares, but does not anticipate doing so. Generally, any borrowing will be limited to 25% of the Fund’s total assets at the time of the borrowing.

The Portfolio Funds may borrow for non-leverage purposes such as paying expenses and may pledge their assets as collateral for loans.

Leverage

The Portfolio Funds may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy Equity and Fixed Income Securities), selling short Equity and Fixed Income Securities, using derivatives and participating in other forms of direct and indirect borrowing. If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity. A Portfolio Fund’s returns will increase if the Portfolio Fund earns a greater return on investments purchased with borrowed funds than the cost of borrowing such funds.

Cash and Cash Equivalents

The Fund may invest in cash and cash equivalents pending investments in Portfolio Funds and to: (1) satisfy periodic offers to repurchase Institutional Shares when and if authorized by the Board; and (2) pay fees and expenses.

The Fund may not achieve its investment objective when holding cash and cash equivalents.

PRINCIPAL RISKS

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors. It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk. No guarantee or representation is or can be made that the Fund will achieve its investment objective. Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.

In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risk factors prior to acquiring Institutional Shares.

The principal risks of the Fund may adversely affect the Fund’s performance. The principal risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

Cybersecurity Risk

The Fund may suffer an intentional cybersecurity breach such as: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss.

Fund of Funds Structure Risk

Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act. Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. The following additional risks are relevant to the Fund’s implementation of the fund of funds structure:

Control Risk. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund. A Portfolio Fund may fail to pursue its investment objective and strategies and the Portfolio Fund’s strategies may change and it may not use the same trading method in the future that was used to compile performance histories. Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Custody Risk. A Portfolio Fund may not be required to or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

Expense Layering Risk. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager. As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.

Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, which can range up to and in some cases above 20% of a Portfolio Fund’s net profits. Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.

Foreign Organization Risk. The Fund invests in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds. Further, it may be more difficult or impossible to effect service of process on the Portfolio Funds, enforce judgments against the Portfolio Funds obtained in U.S. courts and based on U.S. securities laws, bring an original action in foreign court to enforce liabilities of the Portfolio Funds based on U.S. securities laws, and to bring claims on behalf of shareholders of the Portfolio Funds. See also “Portfolio Fund Risk – Foreign Investment Risk” below.

Implementation Risk. The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds. The performance of the Fund also depends upon the success of the Investment Managers in implementing the strategies of the Portfolio Funds.

Limited Voting Rights Risk. If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Liquidity Risk. The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser may be able to negotiate on behalf of the Fund). Certain Portfolio Funds may: (1) impose lock-up periods or periods during which an investor may not redeem its investment; (2) impose gates or limitations on the size of an investment withdrawal by an individual investor or by investors, collectively during a specific period; and/or (3) assess fees on investment withdrawals. With respect to purchases, the Fund may have to invest some of its assets temporarily in money market securities until it is possible to acquire initial or additional interests in a Portfolio Fund.

Operational Risk. Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies. Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

Transparency Risk. Portfolio Funds typically provide limited portfolio information. A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. While the Adviser in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Funds’ governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding their investment strategies. This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. For example, if two or more Portfolio Funds were to invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without the Adviser having the opportunity to assess the risks of such concentration. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

Valuation Risk. Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser will not generally be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation. Revisions to the gain and loss calculations of each Portfolio Fund therefore will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

Legal and Regulatory Risk

Securities markets are subject to comprehensive statutes and regulations. Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests. Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds. Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

Liquidity Risk

An investment in the Fund is highly illiquid. A shareholder does not have the right to require the Fund to redeem or repurchase Institutional Shares. Repurchases will be made at such time, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. Even if the Fund makes a repurchase offer, there is no guarantee that shareholders will be able to redeem all of the Institutional Shares they desire to sell. Generally, the maximum number of Institutional Shares that will be repurchased by the Fund during any repurchase offer is not expected to have a value that exceeds 25% of the Institutional Shares’ aggregate NAV as of the repurchase date. Also, if a repurchase offer is oversubscribed, the Fund will generally repurchase only a pro rata portion of the Institutional Shares tendered by each shareholder. In order to fund a repurchase offer, the Fund may have to liquidate investments earlier than the Adviser desires and may result in liquidation costs (e.g. redemption fees imposed by Portfolio Funds) and/or losses on investments to the Fund.

Institutional Shares are subject to substantial restrictions on transferability and may not be sold, assigned, transferred, conveyed or disposed without the consent of the Board. Shareholders should not expect the Board to grant consents to transfer requests.

There is currently no market for the Institutional Shares and it is not contemplated that one will develop. Because a shareholder may be unable to sell its Institutional Shares, the shareholder will be unable to reduce its exposure to the Fund on any market downturn. Also, Institutional Shares may not be readily acceptable as collateral for a loan.

Loss of Investment Risk

An investment in the Fund is subject to loss, including the possible loss of the entire amount invested. No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time. Past results are not necessarily indicative of the Fund’s future performance.

Limited Operating History Risk

The Fund is a recently-formed entity that has limited operating history upon which investors can evaluate the Fund’s anticipated performance. Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act. The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser’s inexperience in managing a portfolio of assets subject to such constraints may hinder its ability to take advantage of attractive investment opportunities.

Market Risk

The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the volatility, value and liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business.

Non-Diversification Risk

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Portfolio Fund Risk

The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds:

Borrowing Risk (For Non-Leverage Purposes). As a creditor, a third-party lender has a first priority claim on any cash and assets held by a Portfolio Fund. In the event that a credit facility utilized by a Portfolio Fund is terminated by the third-party lender, the Portfolio Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of a debtor are senior to those of equity investors.

Convertible Securities Risk. The value of convertible securities generally declines as interest rates increase and increases as interest rates decline. A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities. Convertible securities are typically issued by small capitalized companies whose stock prices may be volatile. Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid only after holders of any senior debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may decrease the Portfolio Fund’s return.

Currency Risk. Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies. An increase in the value of the U.S. dollar compared to other currencies will reduce the effect of increases and magnify the effect of decreases in the value of foreign currencies and in the prices of instruments denominated in foreign currencies or that provide exposure to foreign currencies. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on non-U.S. dollar securities.

Distressed Securities Risk. An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations. An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

Emerging Markets Risk. In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater. There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

Equity Securities Risk. The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility. Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

Fixed Income Securities Risk. Changes in interest rates may reduce the value of Fixed Income Securities. The longer the duration of a Fixed Income Security, the more its value typically declines in response to increases in interest rates. The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates. In addition, the value of a Fixed Income Security may also fluctuate as a result of the market’s perception of the creditworthiness of the issuer as well as the liquidity of the fixed income market.

High yield Fixed Income Securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)) are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with securities with lower interest rates, thus reducing performance.

Focus Risk. A Portfolio Fund that invests in a particular market sector will be subject to the risks associated with that sector and may be more adversely affected by risks of that market sector than if the Portfolio Fund invested its assets across multiple market sectors.

Foreign Investment Risk. Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties in repatriating funds. Foreign investments may also be adversely affected by changes in currency exchange rates, social political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions. Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income. Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes. There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable. There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S. For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation. In such a case, a Portfolio Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

Forward Contract Risk. The forward contract markets are generally not regulated and a counterparty may refuse to perform on a forward contract. Forward contracts are not guaranteed by an exchange or clearing house and therefore a non-settlement or a default on a contract could deprive an investor of unrealized profits or force it to cover its commitment to purchase or resell, if any, at the current market price.

Futures Risk. The price of an Index futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index, the price at which the contract will be settled, the time remaining until the expiration date of the futures contract and the volatility of the Index.

There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index futures. If a Portfolio Fund invests in Index futures at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the futures may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund. A Portfolio Fund could also experience losses if the Index futures do not offset losses incurred by the Portfolio Fund on other portfolio investments.

Changes in the liquidity of futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the futures. It is also possible that the Commodity Futures Trading Commission may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result.

A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested. The buyer of an Index future will suffer losses, which are theoretically unlimited, as the value of the underlying Index declines. The seller of an Index future will suffer losses, which also are theoretically unlimited, as the value of the Index increases. Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical. As a result, a relatively small price movement in an Index futures contract may result in substantial losses to a Portfolio Fund. The market for Index futures may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the Index futures.

Hedging Risk. Strategies utilized to hedge against losses may not be successful and may offset gains. It may not be possible for an Investment Manager to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund. Unanticipated changes in the markets or events being hedged or the non-occurrence of events being hedged against may result in a poorer performance by the Portfolio Fund than in the absence of the implementation of a hedging strategy. Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

Initial Public Offerings Risk. Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible. Other risks include lack of trading and operating history and lack of information about the issuer. These factors may contribute to substantial price volatility for such investments. The limited number of securities available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant positions without an unfavorable effect on prevailing market prices. In addition, some companies participating in an initial public offering are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Leverage Risk. The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund. In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings. In addition, performance-based fees of the Portfolio Funds give rise to certain conflicts of interest, including the incentive for Investment Managers to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.

In an unsettled credit environment, an Investment Manager may find it difficult or impossible to obtain leverage and a Portfolio Fund may not be able to successfully implement its strategy without leverage. In addition, the termination of a loan or line of credit on short notice by the lender could result in premature liquidations of investment positions at prices below what the Investment Manager deems to be fair value for the positions.

Liquidity Risk. A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (e.g., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Portfolio Fund might obtain a less favorable price than the price that prevailed when such Portfolio Fund decided to sell.

Portfolio Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in Portfolio Funds, the Fund may receive securities that are illiquid or difficult to value.

Long/Short Strategy Risk. The success of a long/short strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions). Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the securities utilized to implement the strategy.

Investment Managers may utilize the following strategies the risks of which are as follows:

Directional Trading Approach Risk. The success of the Directional Trading Approach is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short equity positions in those securities based on such predictions. If the Investment Manager’s prediction regarding the effect of economic and political changes on Equity Securities is incorrect, a substantial loss may result.

Event Driven Approach Risk. The success of the Event Driven Approach is contingent upon an Investment Manager’s ability to timely identity potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers. If a predicted corporate event does not occur or does not have the impact predicted, a substantial loss may occur.

Fundamental Long/Short Approach Risk. The success of the Fundamental Long/Short Approach is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities. If the Investment Manager’s perception of an equity’s valuation or its future price is incorrect, a substantial loss may result.

Relative Value Approach Risk. The success of the Relative Value Approach is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short equity positions based on such discrepancies. If perceived pricing discrepancies do not materialize or if the Investment Manager fails to correctly exploit the pricing discrepancies, a substantial loss may result.

Options Risk. The price of an Index option can be highly volatile and is dictated by a variety of factors including the value of the Index, the Strike Price, the time remaining until the expiration date of the option and the volatility of the Index. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an Index option. If a Portfolio Fund invests in Index options at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the options may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund. A Portfolio Fund could also experience losses if the Index options do not offset losses incurred by the Portfolio Fund.

A small investment in an Index option may have a large impact on the performance of a Portfolio Fund as an Index option may result in losses in excess of amounts invested. The buyer of an Index call and a put option risks losing the entire premium paid to purchase the options. The seller (writer) of an Index call option assumes the risk of a theoretical unlimited increase in the market value of the Index above the Strike Price. The seller (writer) of an Index call option assumes the risk of a theoretical unlimited increase in the market value of the Index above the Strike Price. The seller (writer) of an Index put option assumes the risk of a theoretical unlimited decline in the market value of the Index above the Strike Price.

The market for Index options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of Index options. If Index options cannot be closed out timely due to illiquid secondary markets, losses may result.

Short Selling Risk. The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited.

Swap Agreements Risk. The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities and the creditworthiness of the participants. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of such swaps.

Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities. Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities. Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.

Participation in a swap agreement also involves counter-party risk and payments owed to a Portfolio Fund may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty. If a counterparty to a swap agreement defaults, a Portfolio Fund’s only recourse is to pursue contractual remedies against the counterparty which may be unsuccessful.

If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

Turnover Risk. The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees. The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

The above discussion covers the principal risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective shareholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by shareholders who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal. In addition, since the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information contained in the Prospectus.

ELIGIBLE INVESTORS

Each prospective investor will be required to represent that he, she or it is acquiring Institutional Shares directly or indirectly for the account of an Eligible Investor. An Eligible Investor is a U.S. person for U.S. federal income tax purposes and who is either:

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A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

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A natural person whose individual net worth or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000. The following assets or liabilities shall be excluded from the net worth calculation: (i) the value of the investor’s primary residence and (ii) any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Institutional Shares (except that if the amount of such indebtedness outstanding at the time of the sale of Institutional Shares exceeds the amount outstanding 60 days before such time other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability). Any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Institutional Shares shall be included as a liability for purposes of the net worth calculation;

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An employee benefit plan within the meaning of ERISA and: (1) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (2) the employee benefit plan has total assets in excess of $5,000,000; or (3) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

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A trust (1) with total assets in excess of $5,000,000; (2) that was not formed for the purpose of investing in the Fund; and (3) the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•	A Trustee or executive officer of the Fund;

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An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (1) a corporation; (2) a partnership; (3) a limited liability company; (4) an organization described in Section 501(c)(3) of the Code; or (5) a Massachusetts or similar business/statutory trust;

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Any “bank” as defined in Section 3(a)(2) of the 1933 Act, “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;

•	A broker or dealer registered with the SEC under the Securities Exchange Act of 1934;

•	A “business development company” within the meaning of Section 2(a)(48) of the 1940 Act;

•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

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Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

•	An entity in which all of the equity owners are “accredited investors” (as defined in Regulation D under the 1933 Act).

After an initial purchase, existing shareholders subscribing for additional Institutional Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Institutional Shares will appear in the subscription agreement that must be completed by each prospective shareholder.

The Distributor and Selling Agents may impose additional eligibility requirements for investors who purchase Institutional Shares through Selling Agents and will notify prospective shareholders of such requirements. If the Distributor imposes additional eligibility requirements, the Distributor will notify current and prospective investors via a supplement (or other revision) to the Prospectus.

Institutional Shares are only offered to Eligible Investors who are U.S. persons for U.S. federal income tax purposes. See “Certain Tax Considerations.”

PLAN OF DISTRIBUTION

Offering of Institutional Shares by the Fund

The Fund continuously offers Institutional Shares at their NAV per Share through the Distributor. The Fund has entered into a Distribution Agreement with the Distributor, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Pursuant to the Distribution Agreement, the Distributor serves on a best efforts basis, subject to various conditions. The Distributor is not required to buy any Institutional Shares and does not intend to make a market in the Institutional Shares. There is no sales charge for purchases of Institutional Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with Selling Agents to assist in the distribution of Institutional Shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor shall receive an annual fee of $6,000 from the Adviser. The Distributor retains the right to charge interest of 1.5% on any amounts that remain unpaid beyond 30 days of the due date.

The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement. The Distributor has agreed to waive fees, expense reimbursements and interest on unpaid fees payable to it under the Distribution Agreement to the extent that the payment of any such fees, expenses, and interest would cause total compensation payable to the Distributor under the Distribution Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”). The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the 1933 Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund pursuant to the agreement; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the agreement; (3) the Fund’s failure to comply with any applicable securities laws or regulations; or (4) untrue statements of material fact or the omissions of material facts required to make statements not misleading in Fund offering materials, sales materials and shareholder reports.

The Distributor may engage one or more Selling Agents to assist in the distribution of Institutional Shares. Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales load imposed by the Fund or the Distributor, and will be in addition to the fees charged or paid by the Fund. The payment of these fees and the effect of these fees on the performance of a shareholder’s investment in Institutional Shares will not be reflected in the performance returns of Institutional Shares.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers. These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Institutional Shares, a current shareholder’s ability to tender Institutional Shares to the Fund for repurchase or to otherwise transact business with the Fund. Services provided by Selling Agents may vary. Shareholders investing in Institutional Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts and related service fees as well as operational limitations of the Selling Agent.

The Adviser and its affiliates shall pay for any distribution, shareholder servicing, marketing and promotional services rendered to the Institutional Shares including payments to Selling Agents for the sale of Institutional Shares and related shareholder services. These expenses are not reflected in the expense table included in this Prospectus. Compensation to any Selling Agent is not expected to exceed 1.00% of the value of client assets invested in Institutional Shares, payable monthly or quarterly based on the Institutional Shares’ quarter or month end NAV, as applicable. The Adviser shall not pay compensation to any Selling Agent if the payment of such compensation causes the compensation payable to the Distributor under the Distribution Agreement and to all Selling Agents, in the aggregate, to exceed 2.5% of the Fund’s gross offering proceeds. Payments to Selling Agents create conflicts of interest by influencing the Selling Agent and your salesperson to recommend Institutional Shares over another investment. These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Institutional Shares, the value upon which any fees payable by the Fund to these entities are based.

PURCHASES OF SHARES

Eligible Investors who are “Institutional Investors” or individual investors may purchase Institutional Shares. “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Institutional Shares through a no-load network or platform.

The Fund intends to accept initial and additional purchases of Institutional Shares made by Eligible Investors who are individual or Institutional Investors as of the first Business Day of each calendar month. Institutional Shares will be sold at their NAV per share and may be offered less frequently as determined by the Board in its sole discretion. Institutional Shares are available for purchase through Selling Agents or directly through the Distributors.

Each Eligible Investor must complete a subscription agreement (for initial purchases), and/or such other documentation as required by the Fund (for both initial and subsequent purchases). Generally, the Fund’s transfer agent must receive this documentation at least five (5) Business Days before the purchase date (i.e., the first Business Day of each month). An investor who misses this deadline may have their purchase rejected, in which case they must submit the required documentation at least five (5) Business Days before the next month's purchase date in order to invest in the Fund in the following month. Investors should confirm specific deadlines for receipt of funds and documentation by Selling Agents as those entities may maintain different deadlines. The Fund reserves the right to reject, in whole or in part, any purchase of Institutional Shares and may suspend the offering of Institutional Shares at any time.

The Institutional Shares are not subject to a sales load. The minimum initial investment in the Institutional Shares is $25,000 and the minimum additional investment is $5,000. The Fund may reduce the minimum initial investment amount for Eligible Investors that are officers or Trustees of the Fund and Managing Members and employees of the Adviser. A Selling Agent may impose different investment minimums.

Except as otherwise permitted by the Board, initial and subsequent purchases will be payable in cash and must be made via wire transfer of funds. Payments for each initial and subsequent purchase of Institutional Shares must be made in one installment. Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date or such other date as the Distributor may determine in its sole discretion and communicate to investors. The investor will not become a shareholder of the Fund and will have no rights under the Declaration of Trust until the purchase date. Cleared funds received in advance of dates when Institutional Shares may be subscribed for will be held in a bank account maintained by the Administrator for the benefit of investors in the Fund. The Administrator will transfer the subscription proceeds to the Fund and any interest earned on the subscription proceeds will be credited to the Fund and not to the investor. If a purchase is rejected, the purchase amount will be returned without interest promptly to the investor.

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When a prospective shareholder opens an account with the Fund, the shareholder will be asked to provide its name, address, date of birth, social security number and other information or documents that will allow the shareholder to be identified. This information will be verified. If the Fund is unable to verify the identity of a prospective shareholder, the Fund may take reasonable steps, including closing your account and redeeming your investment at the NAV per Share next calculated after the Fund decides to close your account.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in Institutional Shares that are in addition to the fees, terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other Fund service provider. These terms and conditions may affect an investor’s ability to purchase Institutional Shares, or otherwise transact business with the Fund. All questions regarding these terms and conditions should be directed to the investor’s Selling Agent.

REPURCHASES OF INSTITUTIONAL SHARES

No Right of Redemption

There is no public market for Institutional Shares and none is expected to develop. Institutional Shares are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund. No shareholder will have the right to require the Fund to redeem Institutional Shares or portions thereof. An investment in Institutional Shares is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Institutional Shares.

Repurchases of Institutional Shares

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Institutional Share or a specific number of Institutional Shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Institutional Shares acquired from shareholders. When the Board determines that the Fund will repurchase Institutional Shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

The Board will consider the following factors, among others, in making its determination:

•	the recommendation of the Adviser;

•	whether any shareholders have requested to tender Institutional Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Institutional Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Institutional Shares or portions thereof.

Institutional Shares will be repurchased at their NAV. Due to liquidity constraints associated with the Fund’s investments in a Portfolio Fund, it is presently expected that, under the procedures applicable to the repurchase of Institutional Shares, Institutional Shares will be valued for purposes of determining their repurchase price as of a Valuation Date.

The Fund’s assets consist primarily of interests in the Portfolio Funds. Therefore, in order to finance the repurchase of Institutional Shares, the Fund may find it necessary to liquidate all or a portion of its interest in one or more Portfolio Funds. Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund which may involve the payment of certain fees and costs. The Fund may decide not to make a repurchase offer larger than the sum of the amount available for redemption from the Portfolio Funds in which it holds interests. The Fund may also borrow money in order to finance the repurchase of Institutional Shares.

In order to permit the Fund to finance the repurchase of Institutional Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders will tender the Institutional Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date. If the Fund borrows money to finance a repurchase of Institutional Shares, the Repurchase Offer Acceptance Deadline may be less than 45 days prior to the Valuation Date. The Repurchase Offer Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer. A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Institutional Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Institutional Shares. A shareholder tendering only a portion of its Institutional Shares for purchase will be required to continue to hold Institutional Shares with a value of at least $25,000 after giving effect to the repurchase. If a shareholder tenders an amount that would cause the value of its Institutional Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may reduce the amount to be repurchased so that the value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Institutional Shares.

Shareholders who tender Institutional Shares in a repurchase offer may not have all of the tendered Institutional Shares purchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund generally will repurchase only a pro rata portion of the amount tendered by each shareholder. If all of a shareholder’s Institutional Shares are repurchased, that shareholder will cease to be a shareholder.

Promptly after the Repurchase Offer Acceptance Deadline, each shareholder whose Institutional Shares have been accepted for purchase by the Fund in a repurchase offer will receive cash, or a non-interest bearing, non-transferable promissory note (the “Promissory Note”) issued by the Fund entitling such shareholder to be paid, in an amount equal to 100% of the unaudited NAV of such shareholder’s repurchased Institutional Shares, determined as of the Valuation Date. The Promissory Note, and not cash, will be the only consideration paid promptly after the Repurchase Offer Acceptance Deadline in connection with repurchase offers structured such that the Repurchase Offer Acceptance Deadline is at least 45 days prior to the Valuation Date.

Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, payment in respect of the Promissory Note for a partial repurchase of a shareholder’s Institutional Shares will be made within the later of: (1) 45 days after the Valuation Date; or (2) 10 Business Days after the Fund has received 95% of the aggregate amount requested to be withdrawn by the Fund from Portfolio Fund(s) in order to fund the repurchase. The Promissory Note is expected to contain terms providing for payment at two separate times, in the case of the repurchase of all of a shareholder’s Institutional Shares, as is customary regarding such payments:

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The initial payment in respect of the Promissory Note (the “Initial Payment”), in the case of a full repurchase of a shareholder’s Shares, will be an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date. Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the Initial Payment will be made within the later of: (1) 45 days after the Valuation Date; or (2) 10 Business Days after the Fund has received 95% of the aggregate amount requested to be withdrawn by the Fund from Portfolio Fund(s) in order to fund the repurchase.

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The second and final payment in respect of the Promissory Note (the “Final Payment”), in the case of a full repurchase of a shareholder’s Shares, for the balance (which will not be credited for interest) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Institutional Shares, determined as of the Valuation Date, over (2) the Initial Payment. Unless the existence of changes in tax or other laws or regulations, delays in withdrawal proceeds from Portfolio Funds, or unusual market conditions result in a delay, the Final Payment will be made within 60 days of the completion of the next annual audit of the Institutional Shares by the Fund’s independent registered public accountant.

All repurchases of Institutional Shares will be subject to any and all conditions as the Board may impose in its sole discretion.

Shareholders will have to decide whether to tender their Institutional Shares for repurchase without the benefit of having current information regarding the value of Institutional Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date that shareholders must tender Institutional Shares and the date they can expect to receive payment for their Institutional Shares from the Fund.

The maximum number of Institutional Shares that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Institutional Shares’ aggregate NAV on the applicable Valuation Date.

As set forth above, when Institutional Shares are repurchased by the Fund, shareholders generally will receive cash distributions equal to the value of the Institutional Shares repurchased. However, at the sole discretion of the Board, the proceeds of repurchases of Institutional Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Institutional Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering Institutional Shares for repurchase. Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Portfolio Funds or securities held by Portfolio Funds that were distributed to the Fund in-kind. Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time. As a result, an investment in the Fund is suitable only for sophisticated investors. Any such in-kind distributions will not materially prejudice the interests of remaining shareholders. See “Principal Risks” above. Repurchases will be effective after receipt of all eligible written tenders of Institutional Shares from shareholders are accepted by the Fund.

Because the Fund expects to determine the NAV of the Institutional Shares as of the last Business Day of each month, shareholders may not be able to obtain current information regarding the value of Institutional Shares when making their decision as to whether to tender Institutional Shares for repurchase.

The repurchase of a shareholder’s Institutional Shares by the Fund will generally be a taxable event for the shareholder. Gain or loss will be equal to the difference between the amount received by the shareholder and the shareholder’s tax basis in the Institutional Shares.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of Portfolio Funds. However, payment for repurchased Institutional Shares may require the Fund to liquidate Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating Portfolio Funds, may borrow money to finance repurchases of Institutional Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Institutional Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase offers by selling Portfolio Funds, the Fund may hold a larger proportion of its total assets in less liquid Portfolio Funds. Repurchase of the Institutional Shares will tend to reduce the amount of outstanding Institutional Shares and, depending upon the Institutional Shares’ investment performance, its net assets. A reduction in the net assets of the Institutional Shares will tend to increase that class’ expense ratio.

Prior to the Repurchase Offer Acceptance Deadline, the Fund may cancel an offer to repurchase Institutional Shares, amend the offer or postpone the acceptance of tenders made pursuant to the offer if: (1) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Institutional Shares tendered pursuant to the offer; (2) there is, in the judgment of the Board, any: (a) legal action or proceeding instituted or threatened challenging the offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the U.S. that is material to the Fund; (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the U.S. that is material to the Fund; (f) material change in the NAV of the Institutional Shares from the NAV of the Institutional Shares as of commencement of the offer; or (g) other event or condition that would have a material adverse effect on the Institutional Shares or its investors if Institutional Shares tendered pursuant to the offer were purchased; or (3) the Board determines that it is not in the best interest of shareholders to purchase Institutional Shares pursuant to the offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the offer or to postpone acceptance of tenders pursuant to the offer.

The Board may impose other conditions on repurchases of Institutional Shares. Repurchases of Institutional Shares by the Fund are subject to SEC rules governing issuer self-repurchase offers and will be made only in accordance with these rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide shareholders substantially the same liquidity for Institutional Shares as would be available under the procedures described above.

Mandatory Repurchase by the Fund

The Fund may repurchase Institutional Shares of a shareholder at net asset value in accordance with the Declaration of Trust and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

TRANSFER OF SHARES

Institutional Shares are subject to substantial restrictions on transferability.

Any Institutional Shares held by a shareholder may be transferred only: (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder; or (2) under certain limited instances set out in the Declaration of Trust, with the consent of the Board (which may be withheld in the Board’s sole and absolute discretion). If a shareholder transfers Institutional Shares with the approval of the Board, the Board will promptly take all necessary actions so that each transferee or successor to whom or to which the Institutional Shares are transferred is admitted to the Fund as a shareholder.

No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a shareholder’s Institutional Shares (or portion of such Institutional Shares) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the Valuation Date of an offer by the Fund to repurchase the Institutional Shares (or portion of the Institutional Shares); and (3) the transfer is one in which the tax basis of the Institutional Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (i.e., certain transfers to affiliates). Notice to the Fund of any proposed transfer of Institutional Shares must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A shareholder that transfers Institutional Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By purchasing Institutional Shares, each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of the Declaration of Trust, these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

MANAGEMENT

Board of Trustees

The Board has overall management responsibility for the Fund. See “Board of Trustees” in the Fund’s Statement of Additional Information (the “SAI”) for the names of and other information about the Trustees and officers of the Fund.

Investment Adviser and Sub-Adviser

Homrich & Berg, Inc., 3060 Peachtree Rd. NW, Atlanta, GA, 30305, serves as the investment adviser to the Fund. The Adviser has operated as an SEC-registered investment adviser since it was established in 1989. The Adviser provides investment advisory services to private investment funds and has not previously managed a registered investment fund. As of March 31, 2017, the Adviser had $4.6 billion in assets under management. Andrew Berg, Franklin Butterfield, Anthony Guinta, Adam Fuller, and Andrew Klepchick are the controlling principals of the Adviser.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.00%, minus any fees paid to the Sub-Adviser pursuant to the Sub-Advisory Agreement (as defined below), payable monthly based on the Institutional Shares’ month end NAV.

The Adviser provides office space and executive and other personnel to the Fund. The Fund pays all expenses, other than those agreed to be paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. The Adviser advanced all costs and expenses incurred in connection with the Fund’s organization and establishment and the costs incurred in connection with the organization and initial offering of Institutional Shares and will seek reimbursement of such costs and expenses from the Fund, subject to the expense limitation.

ABS Investment Management LLC, 537 Steamboat Road, Greenwich, Connecticut 06830, serves as the sub-adviser to the Fund. Established in 2002, the Sub-Adviser has operated as an SEC-registered investment adviser since 2003. The Sub-Adviser provides investment advisory services to private investment funds and to a registered investment fund. As of March 31, 2017, the Sub-Adviser had approximately $5 billion in assets under management. The controlling principals of the Sub-Adviser are Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster.

For portfolio management services rendered to the Fund pursuant to the Investment Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Fund will pay the Sub-Adviser a fee calculated at an annual rate equal to 0.85% payable monthly based on the month end value of Portfolio Funds recommended by the Sub-Adviser.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement will be included in the Fund’s annual report to shareholders for the period ended April 30, 2017.

Portfolio Managers

Ford Donohue and Stephanie Lang are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio. Biographical information for Mr. Donohue and Ms. Lang is set forth below.

Ford Donohue – CFA, Senior Investment Analyst for the Adviser. Ford has worked as a Senior Investment Analyst for the Adviser since June 2014. In that role, he is responsible for overseeing firm-wide hedge fund investments as well as managing the internal fund of funds portfolio. Previously, Ford was an Associate at Citigroup Global Markets since June of 2010 where he served in structuring and trading positions in both equity and fixed income markets.

Stephanie Lang – CFA, Principal and Chief Investment Officer of the Adviser. Stephanie has worked in the investment’s department at the Adviser since 2005 where she is responsible for oversight of all investments at the Adviser including that of the Adviser’s internal fund of funds.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

PERFORMANCE

The following information is intended to help you understand the risks of investing in the Fund. The information illustrates the changes in the performance of the Fund from inception and compares the performance of the Fund to the performance of a securities market index over various periods of time. Past performance is not an indication of future performance.

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund and substantially all of the assets of the Predecessor Fund were transferred to the Fund. The Predecessor Fund maintained objectives, policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same investment adviser, sub-adviser and portfolio managers as the Fund.

The performance of the Fund for periods before the Commencement of Operations is that of the Predecessor Fund and includes the expenses of the Predecessor Fund. The Fund’s expenses are greater than the actual expenses of the Predecessor Fund. The financial statements of the Predecessor Fund were audited for all years that the Predecessor Fund was in existence (since January 1, 1999), except for the initial year. The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. The Predecessor Fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance. The Adviser does not manage any other registered investment companies in addition to the Fund.

Monthly and Year-To-Date Returns Since January 1, 1999

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2017	0.5%	1.3%	0.7%										2.6%
2016	-2.9%	-1.1%	1.0%	-0.4%	0.7%	-1.5%	2.0%	0.5%	0.3%	0.1%	-0.1%	1.0%	-0.4%
2015	-0.3%	2.2%	1.2%	-0.2%	1.2%	-0.7%	1.2%	-0.6%	-0.9%	1.7%	0.8%	-0.2%	5.5%
2014	-1.4%	1.8%	-1.2%	-1.3%	1.8%	1.1%	-1.1%	1.3%	-0.1%	0.7%	2.4%	1.1%	5.1%
2013	3.4%	0.5%	1.9%	0.9%	1.3%	-0.9%	0.9%	-1.1%	2.0%	1.4%	2.2%	2.0%	15.5%
2012	1.2%	1.0%	0.5%	-0.2%	-2.7%	-0.6%	0.8%	1.5%	1.3%	0.1%	0.9%	0.9%	4.7%
2011	0.5%	1.6%	0.6%	1.4%	-0.1%	-0.7%	0.7%	-3.8%	-4.3%	2.3%	-0.8%	-0.6%	-3.4%
2010	-0.3%	1.2%	1.5%	1.1%	-1.6%	-1.2%	1.1%	-0.3%	1.8%	1.3%	0.6%	1.7%	6.8%
2009	2.0%	0.9%	0.3%	1.3%	3.0%	1.9%	2.1%	2.2%	2.4%	0.2%	0.9%	1.6%	20.6%
2008	-2.5%	1.1%	-2.0%	2.1%	1.9%	0.1%	-1.2%	-0.5%	-4.9%	-3.9%	-2.4%	-1.8%	-13.5%
2007	1.7%	1.0%	1.3%	2.1%	2.5%	1.1%	0.4%	-0.8%	1.8%	2.3%	-0.2%	1.3%	15.3%
2006	2.9%	0.5%	1.8%	1.6%	-0.9%	-0.6%	-0.1%	1.3%	0.7%	1.5%	1.6%	1.5%	12.5%
2005	0.1%	0.6%	0.0%	-0.8%	0.4%	1.3%	1.7%	0.7%	0.9%	-0.9%	1.2%	1.6%	6.9%
2004	1.5%	0.9%	0.0%	-0.8%	-0.8%	0.1%	0.3%	-0.2%	0.4%	0.0%	1.2%	0.8%	3.4%
2003	0.1%	0.0%	-0.6%	0.2%	1.8%	0.4%	-0.3%	0.8%	0.5%	1.1%	0.7%	0.8%	5.4%
2002	0.1%	-0.1%	-0.2%	0.9%	0.9%	0.4%	0.2%	-0.2%	0.8%	-1.0%	0.6%	-0.8%	1.4%
2001	0.0%	0.7%	0.6%	-0.8%	0.1%	0.0%	-0.3%	0.1%	-0.1%	-0.6%	-0.1%	0.3%	0.0%
2000	1.3%	3.0%	1.6%	-0.4%	1.3%	1.6%	1.0%	1.9%	1.5%	-0.6%	0.7%	1.7%	15.5%
1999	2.6%	-1.9%	1.9%	2.4%	1.1%	1.4%	1.9%	1.2%	1.7%	1.8%	2.4%	3.4%	21.7%

Return Data as of December 31, 2016

	Total Return					Standard Deviation
	1Y	3Y*	5Y*	10Y*	since Inception*	1Y	3Y	5Y	10Y	since Inception
H&B Hedge Fund, LLC	-0.4.%	3.4%	6.0%	5.2%	6.5%	4.5%	4.3%	4.4%	5.4%	4.6%
MSCI ACWI NR USD(1)	7.9%	3.1%	9.4%	3.6%	4.4%	11.3%	11.2%	11.4%	17.0%	15.7%
Barclays US Agg Bond TR USD(2)	2.7%	3.0%	2.2%	4.3%	4.9%	3.7%	3.0%	2.9%	3.3%	3.5%

(1)	MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries.

(2)
The Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

(*)	Annualized

SERVICES

Administration, Fund Accounting, Transfer Agency and Compliance Services

Ultimus provides administration, fund accounting, transfer agency and compliance services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer and Principal Accounting Officer, Treasurer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel. Pursuant to a Master Services Agreement, the Fund pays the Administrator a fee for administration services and a separate fee for supplying the Fund’s Chief Compliance Officer and related compliance services. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund based on the average net assets for the prior month.

Custodian

The Huntington National Bank, N.A. (the “Custodian”), 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.

EXPENSES

Fund Expenses

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All organizational and initial offering costs;

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•
Attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

•	The costs and expenses of holding meetings of the Board and any meetings of shareholders, including legal costs associated with the preparation and filing of proxy materials;

•
The fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Fund and other consultants and professionals engaged on behalf of the Fund;

•	All costs and expenses associated with the Fund’s tender offers;

•	The fees payable to various service providers including the Adviser;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	All expenses associated with computing Institutional Shares’ NAV, including any equipment or services obtained for these purposes; and

•	Such other types of expenses as may be approved from time to time by the Board.

Portfolio Funds’ Expenses

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers charge an incentive allocation or fee which can range up to and in some cases above 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers. These fees payable to Investment Managers are estimates and may be higher or lower.

As an investor in the Portfolio Funds, the Fund will indirectly bear its pro rata allocation of these expenses and fees.

Expense Limitation

The Adviser has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.50% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect for Institutional Shares at the time the expenses were paid/waived. These arrangements will continue until August 31, 2018 and may be terminated by the Board at any time. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination; provided that no reimbursement of expenses will occur more than three (3) years following the date such reimbursement or reduction was made. Net expenses of the Fund may increase if the exclusions noted above would apply.

DETERMINATION OF NET ASSET VALUE

The Fund will calculate the NAV of the Institutional Shares as of the close of business on the last Business Day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares. The NAV of the Institutional Shares will equal the value of the assets attributable to the Institutional Shares, less all liabilities of the Institutional Shares, including accrued fund fees and expenses. The Institutional Shares’ NAV per Share equals the NAV of the Institutional Shares divided by the number of outstanding Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which Institutional Shares calculates its NAV (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith. All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee. The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third party administrator. In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Portfolio Fund’s valuation date.

Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principals of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments. Although the Adviser reviews and assesses each Portfolio Fund’s valuation process, neither the Adviser, nor the Board’s Valuation Committee will be able to confirm the accuracy of any NAV information provided by a Portfolio Fund (which are unaudited except for NAV of the Portfolio Fund as of its fiscal year end).

Each Portfolio Fund will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.

The valuations reported by a Portfolio Fund and upon which the Fund calculates the NAV of its Institutional Shares, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of each Portfolio Fund are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Institutional Shares, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Institutional Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect the Institutional Shares’ NAV, the outstanding Institutional Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Institutional Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shareholders and to the detriment of shareholders who previously had their Institutional Shares repurchased at a NAV per Share lower than the adjusted amount. The same principles apply to the purchase of Institutional Shares. New shareholders may be affected in a similar way.

Expenses of the Institutional Shares, including the Adviser's management fee and the costs of any borrowings, are accrued and taken into account for the purpose of determining this class’ NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Institutional Shares’ net assets if the judgments of the Adviser should prove incorrect. Also, the fair value of a Portfolio Fund may not be the price at which the Fund’s interests in the Portfolio Fund are ultimately sold.

To the extent the Adviser invests the assets of the Fund in securities or other instruments other than Portfolio Funds (e.g., cash equivalents), the Fund will generally value such assets as described below. Securities traded on one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sales price on the primary exchange on which the securities are traded. Securities not traded on any securities exchange for which over-the-counter market quotations are readily available will be valued at the mean of the last bid and asked prices. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per Share. Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service. Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with the Fund’s Valuation Procedures.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute net investment income and capital gains, if any, annually as of the last Business Day of each calendar year. Unless a shareholder elects to receive distributions in cash, such distributions will automatically be reinvested in additional Institutional Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Institutional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of Institutional Shares equal to the amount of the distribution on that Participant’s Institutional Shares divided by the immediate post-distribution NAV per Share of the Institutional Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Institutional Shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder whose Institutional Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder's election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 46707, Cincinnati, OH 45246-0707 or (800) 657-3812.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Institutional Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following summary does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that shareholders hold Institutional Shares as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this summary. The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

Tax matters summarized herein are very complicated and the tax consequences to an investor of an investment in Institutional Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Definition of U.S. Shareholder

A “U.S. Shareholder” is a beneficial owner of Institutional Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•
a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Institutional Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a prospective shareholder of the Fund is a partnership, a partner of such a partnership should consult the partner’s tax advisers with respect to the purchase, ownership and disposition of Institutional Shares.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year; (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may invest in “passive foreign investment companies” or “PFICs.” A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes. Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICs in order to determine compliance with the RIC tax requirements. Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds. Also, legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” generally will require a PFIC to register with the IRS by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its interests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a Qualified Electing Fund (“QEF”) election with respect to the shares of a PFIC in which it owns shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Institutional Shares. Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFICs will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Institutional Shares and regardless of whether paid in cash or reinvested in additional Institutional Shares. The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election. Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receives such payments in cash or reinvests the distributions into the Fund. A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Institutional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Institutional Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Institutional Shares to such U.S. Shareholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a 3.8% “Medicare tax” imposed for taxable years beginning after 2012. The tax applies to individuals who have net investment income and adjusted gross income in excess of certain income thresholds set forth in the Code (which, for 2016, are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals). The Medicare tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year and the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared. Shareholders who receive distributions in the form of Institutional Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Institutional Shares.

Pursuant to the Fund’s DRIP, when the Fund declares a dividend, each shareholder that has not made an election to receive distributions in cash will automatically have their dividends reinvested in additional Institutional Shares. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Institutional Shares. Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources. A shareholder that receives Institutional Shares pursuant to a distribution generally has a tax basis in such Institutional Shares equal to the amount of cash that would have been received instead of Institutional Shares as described above, and a holding period in such Institutional Shares that begins on the Business Day following the payment date for the distribution.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Institutional Shares. Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Institutional Shares sold or otherwise disposed of. Upon such disposition of such Institutional Shares, the Fund will report the gross proceeds and cost basis to such shareholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Share lot identification. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Institutional Shares may not be changed after the settlement date of each such disposition of Institutional Shares. If a shareholder holds its Institutional Shares through a broker (or other nominee), such shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Institutional Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Institutional Shares held for six (6) months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Institutional Shares. In addition, all or a portion of any loss recognized upon a disposition of Institutional Shares may be disallowed if other Institutional Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Institutional Shares). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Shareholder: (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding; or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of U.S. Tax-Exempt Shareholders (Acquisition Indebtedness)

U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on unrelated business taxable income or UBTI. UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or indirectly through an interest in another entity) from income-producing property with respect to which there is “acquisition indebtedness” (as defined in the Code) at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or indirectly through an interest in another entity) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

Generally, distributions by the Fund, like distributions by a corporation, will not be taxable to U.S. tax exempt shareholders even if such dividends are attributable to UBTI.

A portion of the dividends and capital gains distributed by the Fund to a U.S. tax-exempt shareholder and attributable to UBTI would, however, be subject to federal income tax if the tax-exempt shareholder borrowed money to acquire its investment in the Fund. Moreover, a U.S. tax-exempt shareholder will recognize UBTI from the sale of some or all of its interest in the Fund if the shareholder has outstanding “acquisition indebtedness” at any time during the twelve month period ending with the date of the sale.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of a Plan, should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the duty to administer the plan for the exclusive purpose of providing benefits to plan participants and their beneficiaries (and for defraying reasonable expenses), the requirement to  allocate and diversify  Plan assets within and across different asset classes, the avoidance of prohibited transactions and other standards. In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition to determine whether the Plan’s assets are suitably allocated within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives;  (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties; and (6) consider the impact of share class and fee structure on the Plan portfolio’s performance.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, the mere fact of a Plan’s investment in the Fund (1) will not create a fiduciary relationship (with the meaning of ERISA) between such Plan and either the Investment Managers or the Adviser: ; and (2) will not cause transactions involving the assets and investments of the Fund to be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require any Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. Subject to certain exemptions, ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and whether an exemption may apply. Prior to a Plan’s investment in the Fund, each fiduciary of the Plan that is responsible for the Plan’s investments (each a “Fiduciary”) will be required to execute a subscription agreement on behalf of the Plan and to personally represent that:

•
each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Internal Revenue Code or other comparable non-ERISA laws and such person is authorized to execute the subscription agreement on behalf of the Plan;

•
the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;

•	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;

•	each Fiduciary responsible for the Plan’s investments has executed the subscription agreement;

•	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;

•
the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;

•	the purchase of the Institutional Shares by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and

•	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Institutional Shares.

DESCRIPTION OF SHARES

The Fund

The Fund is a Delaware statutory trust and is governed by Delaware Statutory Trust Act, 12 Del. Code §§ 3801 et seq., as from time to time amended (the “Delaware Act”). The Certificate of Trust to establish the Fund under the Delaware Act was filed with the Secretary of State of the State of Delaware on August 19, 2016. The Delaware Act provides a statutory framework for the powers, duties, rights and obligations of the Board and the shareholders.

Shares of Beneficial Interest

The Declaration of Trust authorized the issuance of an unlimited number of shares of beneficial interest, par value $.001 per share. This Prospectus offers the Fund’s Institutional Shares. Currently, the Fund does not offer any other classes of shares. All distributions will be made ratably among the shareholders according to the number of Institutional Shares held of record.

Institutional Shares will, when issued, be fully paid and non-assessable, and will not have preemptive rights or rights to elect Trustees based on cumulative voting.

The Trustees will have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of any class, to establish and designate and to change in any manner any initial or additional classes and to fix such preferences, voting powers, rights and privileges of class, to divide or combine any classes into a greater or lesser number, to classify or reclassify any issued Shares or any classes into one or more classes of Shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

No shareholder may be called upon for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Shareholder Voting

Shareholders will have the power to vote only: (1) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (2) with respect to a services agreement to the extent required under the 1940 Act; (3) with respect to the termination of the Fund or a class thereof to the extent required by applicable law; and(4) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-Laws or any registration of the Fund as an investment company under the 1940 Act or as the Trustees may consider necessary from time to time.

On any matters submitted to a vote of the shareholders, all Shares of the Fund then entitled to vote will be voted in aggregate, except: (1) when required by applicable law, Shares will be voted by class; and (2) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes will be entitled to vote thereon. A shareholder will be entitled to one vote for each Share on any matter on which such shareholder is entitled to vote. A shareholder of a class will be entitled to a proportionate fractional vote for each fractional Share of such class thereof on any matter on which such shareholder is entitled to vote.

Unless a larger percentage is required by law, the Declaration of Trust or the Trustees, one-third (1/3) of the Institutional Shares entitled to vote in person or by proxy on a particular matter will be a quorum for the transaction of business at a shareholders’ meeting with respect to that matter. Except when a larger vote is required by law, the Declaration of Trust or the Trustees, a majority of the Institutional Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present will decide any questions with respect to that matter and a plurality will elect a Trustee.

Election and Removal of Trustees

The Declaration of Trust provides that the Board may designate the number of Trustees and that Board vacancies may be filled by the remaining Trustees unless otherwise required under the 1940 Act. A Trustee may be removed, with or without cause, at any time by written instrument, signed by a majority of the Trustees prior to such removal or at any meeting of the Fund’s shareholders by vote of the shareholders owning at least two-thirds (2/3) of the outstanding Institutional Shares of the Fund.

Amendments to the Declaration of Trust and the By-Laws

Generally, the Trustees may, without shareholder vote, amend the Declaration of Trust. Shareholders however, will have the right to vote: (1) on any amendment which would affect their right to vote granted in the Declaration of Trust (Section 6.1 of the Declaration of Trust); (2) on any amendment to that section of the Declaration of Trust governing the initiation of amendments to the Declaration of Trust (Section 10.6 of the Declaration of Trust); (3) on any amendment for which such vote is required by law; and (4) on any amendment submitted to them by the Trustees.

Please refer to the Declaration of Trust and By-Laws for a more complete discussion of the provisions summarized above.

OTHER INFORMATION

Fiscal/Tax Year End

The Fund’s fiscal year end will be the twelve (12) month period ending April 30. The Fund’s tax year end will be the twelve (12) month period ending September 30.

Independent Registered Public Accountant

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm.

Legal Counsel

Bernstein Shur,100 Middle Street, P.O. Box 9729, Portland, Maine 04101-5029, serves as legal counsel to the Fund as well as legal counsel to the Trustees who are not “interested persons” (as that term is defined under the 1940 Act) of the Fund.

Control Persons

A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of April 30, 2017
Institutional Shares	Unlimited	N/A	986,415.7330

Inquiries

Inquiries regarding the Fund and its Institutional Shares (including the procedures for purchasing Institutional Shares) should be directed to:

Peachtree Alternative Strategies Fund
C/O Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
(800) 657-3812

STATEMENT OF ADDITIONAL INFORMATION

May 22, 2017

Peachtree Alternative Strategies Fund – Institutional Shares
C/O Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
(800) 657-3812 (toll-free)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of the Peachtree Alternative Strategies Fund (the “Fund”) dated May 22, 2017 (the “Prospectus”). A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

THE FUND

The Fund is a Delaware statutory trust (the “Fund”). On August 19, 2016, the Fund filed a Certificate of Trust with the Secretary of State of the State of Delaware to create the Fund. Effective December 5, 2016, the Fund became registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, shares of the Fund’s Institutional Class (the “Institutional Shares”) are available for sale to Eligible Investors as that term is defined in the Prospectus. The Fund does not offer any other classes of shares of beneficial interest.

On October 31, 2016, prior to the effective date of the Fund’s initial registration statement, Andy Berg (the “Initial Investor”), Chief Executive Officer of Homrich & Berg, Inc., the Fund’s investment adviser (the “Adviser”), an affiliated person of the Fund, acquired $1,000,000 worth of Institutional Shares in satisfaction of the requirement that at least $100,000 of initial seed capital be invested in Institutional Shares as required to register Institutional Shares under the 1940 Act.

Simultaneous with the commencement of the Fund’s operations which occurred on January 3, 2017 (“Commencement of Operations”) and after the effective date of the Fund’s initial registration statement, H&B Hedge Fund, LLC (the “Predecessor Fund”) distributed its assets (after the payment of all remaining liabilities and obligations and the establishment of any reserves) to its investors. Upon receipt, certain of the investors contributed these assets to the Fund in return for Institutional Shares. The Predecessor Fund’s audited financial statements for the fiscal periods ended December 31, 2015 and December 31, 2014 are included in Exhibit B.

Since Institutional Shares acquired by the Initial Investor were not registered under the Securities Act of 1933, as amended (the “1933 Act”) at the time of acquisition, this transaction was effected pursuant to Section 4(a)(2) of the 1933 Act which exempts transactions by an issuer not involving any public offering.

This registration statement registers 750,000 Institutional Shares.

Currently, the Fund does not issue shares of beneficial interest other than the Institutional Shares.

INVESTMENT POLICIES AND PRACTICES

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds that employ a variety of strategies including but not limited to: equity long/short, credit long/short, distressed credit, merger arbitrage, discretionary macro, event driven, structured credit arbitrage, statistical arbitrage and multi-strategy (each a “Portfolio Fund”). The Portfolio Funds are not registered under the 1940 Act and the Fund invests in Portfolio Funds organized outside of or within the U.S.

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in the Institutional Shares’ net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board of Trustees (the “Board”) has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of the Fund’s shareholders. Shareholders will be provided notice of any such change prior to, or in connection with, the Fund’s next tender offer.

Unless otherwise specified in the Prospectus or this SAI, in applying the investment restrictions and other policies of the Fund set forth in the Prospectus and this SAI, the Fund will not “look through” to the investments and trading activities of the Portfolio Funds, which may not be managed in accordance with the Fund’s investment policies and restrictions.

(1)	Fundamental Policies

The Fund’s fundamental policies, listed below, may not be changed without the vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

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The Fund:

(i)
May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(ii)
May not invest more than 25% of the value of its total assets in the securities of a single industry other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry and the Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

(iii)
May not act as underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter under the federal securities laws when disposing securities it owns or when selling its own shares.

(iv)
May not purchase or sell real estate, except that, to the extent permitted by applicable law the Fund may: (a) invest in securities (i) directly or indirectly secured by real estate or interests therein; (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies; or (iii) issued by Portfolio Funds that invest in real estate or interests therein; and (b) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

(v)
May not make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan. And except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law.

(vi)
May not purchase or sell physical commodities and commodity contracts, except that the Fund may: (a) enter into futures contracts and options thereon in accordance with applicable law; and (b) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency, and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy. For purposes of this investment restriction, the Fund will not be prohibited from investing in Portfolio Funds which, in turn, invest, in commodities and commodity contracts.

Under the current provisions of the 1940 Act, the Fund may not: (1) issue a class of senior securities that is indebtedness in excess of 33 1/3% of the value of the Fund’s total assets; and (2) issue a class of senior securities that is stock in excess of 50% of the value of the Fund’s total assets.

(2)	Portfolio Funds and Other Investments

As described in the Prospectus, the Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance.

To achieve its investment objective, the Fund invests in Portfolio Funds that employ a variety of strategies including but not limited to: equity long/short, credit long/short, distressed credit, merger arbitrage, discretionary macro, event driven, structured credit arbitrage, statistical arbitrage and multi-strategy. The Fund cannot guarantee that it will achieve its investment objective or that the portfolio design and risk control strategies will be successful.

Additional information regarding the types of securities and financial instruments in which the Fund and the Portfolio Funds may invest are set forth below.

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(i)	Equity Securities

A Portfolio Fund may invest in equity securities including common stocks, preferred stocks and convertible securities and warrants of U.S. and foreign issuers including equity securities of smaller companies. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated. Preferred stock, however, is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. By investing in convertible securities, the investor obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted).

The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security’s conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Smaller Capitalization Companies. To the extent that a Portfolio Fund invests in the equity securities of smaller companies, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors make smaller companies more likely to fail than companies with larger market capitalizations.

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(ii)	Fixed Income Securities

A Portfolio Fund may invest in fixed income securities of U.S. and foreign issuers including bonds, notes and debentures issued by U.S. and foreign corporations and governments, municipal securities, mortgage-related securities, asset-backed securities, zero-coupon securities and financial institution obligations.

Fixed income investors are subject to credit risk and interest rate risk. Generally, when interest rates decline, the value of fixed rate securities rise and when interest rates rise, the value of fixed rate securities decline. While changes in interest rates can cause the value of floating rate securities to fluctuate since the rates of these securities are adjusted periodically, the value of such securities are not as sensitive to interest rate fluctuations as are fixed rate securities. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, a Portfolio Fund’s investment in fixed income securities is subject to risk even if all such fixed income securities are paid in full at maturity.

A Portfolio Fund may invest in both investment grade and non-investment grade fixed income securities. Investment grade fixed income securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by the Portfolio Fund’s investment manager (an “Investment Manager”) to be of comparable quality. Non-investment grade fixed income securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer’s capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities. Adverse publicity and negative investor perception of lower-rated securities, based on the issuer’s fundamentals or otherwise, may cause the values or liquidity of such securities to decrease. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations. Commercial paper normally has a maturity of less than 9 months.

Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by: (1) the full faith and credit of the United States (i.e., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); (2) the right of the issuer to borrow from the U.S. Treasury (i.e., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae securities); or (4) solely by the creditworthiness of the issuer (i.e., Federal Home Loan Mortgage Corporation securities). Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. There is no assurance that the U.S. Government will support securities not backed by its full faith and credit. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

A Portfolio Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries’ political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank.

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Municipal Securities. The states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, or sanitation districts) issue municipal securities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are generally classified as bonds, notes and leases. Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer’s general taxing power. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less. Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Mortgage-Related Securities. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Portfolio Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

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Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Portfolio Fund (and thus an investor’s) as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an investor but may be subject to early withdrawal penalties which could reduce their value. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposits to third parties.

A Portfolio Fund that invests in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

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(iii)	Derivatives

A Portfolio Fund may engage in transactions involving derivatives including options, futures and swaps. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. A Portfolio Fund may also engage in forward contracts, also derivatives, which are further discussed in “(iv) Foreign Currency Transactions,” below. A Portfolio Fund may also acquire rights/warrants issued in connection with preferred stock or bonds that it may hold.

Derivatives may be volatile and involve a variety of types and degrees of risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on a Portfolio Fund’s performance. Change in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices. If a Portfolio Fund invests in derivatives at an inopportune time or its Investment Manager judges market conditions or the value of the instruments underlying the securities incorrectly, such an investment may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Futures. A Portfolio Fund may enter into futures contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make delivery of cash, an underlying security or a currency, as called for in the contract, at a specified date and at an agreed-upon price. A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck.

Futures transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly between counterparties. Exchange traded futures contracts are standardized and the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on exchange traded futures contracts is the creditworthiness of the exchange. Such futures contracts, however, are still subject to market risk (i.e., exposure to adverse price changes). With respect to over-the-counter and negotiated contracts, a Portfolio Fund will bear the risk that the counterparty will be unable or unwilling to perform its obligations under the contract.

Initially, when purchasing or selling futures contracts, a Portfolio Fund will be required to deposit with its custodian, in the broker’s name, or with the broker directly, an amount of cash or cash equivalents. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to a Portfolio Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Portfolio Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract. Generally, futures contracts are closed out prior to the expiration date of the contracts.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund to substantial losses. If it is not possible, or a Portfolio Fund determines not to close a futures position in anticipation of adverse price movements, the Portfolio Fund will be required to make daily cash payments of variation margin.

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The value of a futures contract tends to increase and decrease consistent with the fluctuation in value of the asset underlying the contract. Generally, the purchase of a futures contract will increase a Portfolio Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying security.

Options. A Portfolio Fund may purchase call and put options, and may write and sell covered or uncovered call and put options on specific securities, on indices, on currencies or on futures. Options transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly between counterparties. Exchange traded options contracts are standardized and the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on exchange traded options contracts is the creditworthiness of the exchange. Such options contracts, however, are still subject to market risk (i.e., exposure to adverse price changes). With respect to over-the-counter and negotiated contracts, a Portfolio Fund will bear the risk that the counterparty will be unable or unwilling to perform its obligations under the contract.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by a Portfolio Fund may not be covered.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund would ordinarily effect a similar “closing sale transaction”, which involves liquidating a position by selling the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.

The successful use of options by a Portfolio Fund will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Rights and Warrants. Warrants are instruments, typically issued with preferred stock or bonds that permit, but do not obligate, the holder to purchase securities at a specified price, usually during a specified period of time. Rights are similar to warrants but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights have no voting rights with respect to securities they entitle the holder to purchase, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for their resale and potential price fluctuations as a result of speculation or other factors. If the underlying security does not rise above the conversion price of the right or warrant, the right or warrant may expire worthless. A warrant becomes worthless if it is not exercised within the specified time period.

Swap Agreements. A Portfolio Fund may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. Swap agreements are individually negotiated and structured to create exposure to a variety of different types of investments or market factors. For example, swap agreements may be structured to increase or decrease a Portfolio Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return.

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These transactions generally do not involve the delivery of securities or other underlying assets or principal. Most swap agreements entered into by a Portfolio Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that a Portfolio Fund is contractually obligated to make. If the counterparty to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Portfolio Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s investments and its share price and yield. Additionally, whether a Portfolio Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Manager’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio Fund. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Portfolio Fund. A Portfolio Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

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Interest Rate Swaps. Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time. Payments may be made in the same or different currencies. Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

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Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the Portfolio Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

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Credit Default Swaps. The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. If a Portfolio Fund is a buyer and no credit event occurs, the Portfolio Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, a Portfolio Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, a Portfolio Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if a Portfolio Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

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Total Return Swaps. A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

(iv)	Foreign Currency Transactions

A Portfolio Fund may conduct foreign currency transactions. Foreign currency transactions include purchasing and selling foreign currencies on a spot (i.e. cash) basis, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts” and “Foreign Currency Futures Contracts” below), and purchasing and selling options on foreign currencies (see “Foreign Currency Options” below). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that a Portfolio Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

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The cost of currency conversions also may affect a Portfolio Fund’s investment returns. Although a fee is not charged to convert one currency into another, foreign exchange dealers do profit on the spread between the currencies purchased and sold. A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the same currency from a Portfolio Fund.

Forward Foreign Currency Contracts. A forward foreign currency contract or forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forward contracts are considered to be derivatives.

A Portfolio Fund may enter into forward contracts to “lock in” the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date. A Portfolio Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward contract would approximate all or a portion of the securities/financial interests of the Portfolio Fund denominated in that currency.

The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward contract, a Portfolio Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for a Portfolio Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Portfolio Fund is required to deliver and a decision is made to sell the securities/interests and deliver the currency. Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered. If a Portfolio Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward contract prices. If an offsetting transaction is taken, a Portfolio Fund will enter into a forward contract to sell the foreign currency. If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than the price of the currency it has agreed to purchase. If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

Foreign Currency Futures Contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on U.S. exchanges.

At the maturity of a currency futures contract, a Portfolio Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

See generally, “Derivatives” and “Derivatives - Futures” above.

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Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (“OTC options”), although options on foreign currencies may also be listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Portfolio Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Portfolio Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

See generally, “Derivatives” and “Derivatives - Options” above.

(v)	Foreign Securities

Interests in each Portfolio Fund in which the Fund invests are valued in U.S. dollars.

A Portfolio Fund may invest in securities issued or guaranteed by foreign companies or foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank. Foreign securities are normally denominated and traded in foreign currencies. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio Fund at one rate, while offering a lesser rate of exchange should the Portfolio Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions” above.

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors’ assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Portfolio Fund’s shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S. and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

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Foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by a Portfolio Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Portfolio Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Portfolio Fund’s income has been earned and computed in U.S. dollars may require the Portfolio Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Portfolio Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

A Portfolio Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Portfolio Fund may make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Portfolio Fund.

Depositary Receipts. American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary) although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

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(vi)	Illiquid Securities

A Portfolio Fund may invest in illiquid investments. Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Portfolio Fund to payment of principal within seven days. Illiquid securities include restricted securities. Restricted securities are any securities which are subject to restriction on resale under federal securities law. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio Fund.

Illiquid investments may be more difficult to value than liquid investments. The valuation of illiquid investments involves estimates, uncertainties and judgments, and if such valuations are inaccurate or delayed, the NAV of a Portfolio Fund, and consequently the Fund, may be overstated or understated. The sale of illiquid investments generally may require more time and may result in higher selling expenses than the sale of liquid investments. A Portfolio Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying liquidation requests.

The Fund’s investments in the Portfolio Funds are themselves illiquid and are subject to substantial restrictions on transfer. Moreover, the Fund will typically only be able to liquidate its interests in Portfolio Funds at certain times which may restrict the Fund’s ability to redeem its investment to limit losses thereon.

Side Pockets. A Portfolio Fund may hold illiquid investments, the market values of which are not readily ascertainable in one or more specially-designated accounts (“Side Pockets”). An investor, including the Fund, in a Portfolio Fund which holds investments in Side Pockets is generally not able to redeem the portion of its interest in the Portfolio Fund that is attributable to the Side Pocket. Because subscriptions and redemptions of the Fund are based on the Fund’s NAV any such overstatement or understatement may adversely affect incoming or redeeming shareholders or remaining shareholders. The Board has adopted policies governing the Fund’s participation in side pocket investments.

(vii)	Lending Portfolio Securities

A Portfolio Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. A Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Portfolio Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. A Portfolio Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

(viii)	Borrowing

The Fund may enter into a credit facility with a third-party lender to facilitate borrowing. The Fund may utilize credit facilities for: (i) satisfying periodic offers to repurchase Institutional Shares when and if authorized by the Board; (ii) paying fees and expenses; and (iii) making investments in anticipation of the receipt of subscription funds. Although the Fund does not anticipate using borrowings for other purposes, the Fund reserves the right in the future to utilize credit facilities for other purposes it may deem appropriate.

The Portfolio Funds may also borrow for similar and other non-leverage purposes.

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(ix)	Leverage

The Portfolio Funds may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Institutional Shares or a Portfolio Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund or a Portfolio Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s or Portfolio Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s or a Portfolio Fund’s investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund or the Portfolio Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

(x)	Money Market Instruments/Funds

The Fund may hold cash or cash equivalents to satisfy Fund expenses and to implement a temporary defensive position. A Portfolio Fund may also invest in cash or cash equivalents. Cash equivalents include money market instruments which are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

See “Fixed Income Securities – Financial Institution Obligations” above and “Reverse Repurchase Agreements” below.

(xi)	Repurchase Agreements

A repurchase agreement involves a Portfolio Fund’s purchase of securities from a bank or securities dealer that agrees to repurchase the securities at a higher price on a designed future date. If the seller of the securities becomes insolvent or otherwise fails to repurchase the securities, the Fund or Portfolio Fund, as applicable, has the right to sell the securities. This right may be restricted or the value of securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings against the seller prior to the expiration of the agreement, the Portfolio Fund might encounter a delay and incur costs, including a decline in the value of securities, before being able to sell securities. The Fund has adopted policies to limit the risks associated with the participation in repurchase agreements.

(xii)	Reverse Repurchase Agreements

A reverse repurchase agreement involves a Portfolio Fund’s sale of securities to a bank or securities dealer and an agreement by the Fund or Portfolio Fund to repurchase the securities at a fixed price on a specific date. These transactions involve the risk that the counterparty will be unable or unwilling to complete the transaction as scheduled which may causes losses to a Portfolio Fund. Reverse repurchase agreements are a form of leverage which may cause an increase in the volatility of a Portfolio Fund’s portfolio.

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(xiii)	Short Selling

A Portfolio Fund may engage in short selling. A Portfolio Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

(xiv)	When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Portfolio Fund enters into the commitment, but the Portfolio Fund does not make payment until it receives delivery from the counterparty. After a Portfolio Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose a Portfolio Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund is fully or almost fully invested increases such Portfolio Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

(xv)	Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. See “Fixed Income Securities – Financial Institution Obligations” and “Money Market Instruments/Funds” and “Repurchase Agreements” above.

The Fund may invest up to 20% of total assets in cash equivalents at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

(1)	Repurchase Offers

The Fund may from time to time offer to repurchase Institutional Shares pursuant to written repurchase offers. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Institutional Shares from shareholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus.

The Board convenes quarterly to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a Valuation Date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (a “Valuation Date”).

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Unless the Board determines that a repurchase offer should be funded by borrowings rather than a liquidation of the Fund’s interests in Portfolio Funds and elects to commence the repurchase offer at a time closer to the Valuation Date, the Fund shall commence the repurchase offer and provide the Notice to each shareholder at least seventy-five (75) days prior to the Valuation Date set forth in the repurchase offer. Generally, shareholders must provide a written tender request as to their intention to tender all or a portion of their Institutional Shares at least forty-five (45) days prior to the Valuation Date.

The Board will cause the Fund to make offers to repurchase Institutional Shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to shareholders. When the Board determines that the Fund will repurchase Institutional Shares, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such a tender offer. If a repurchase offer is oversubscribed by shareholders, the Fund generally will repurchase only a pro-rata portion of the Institutional Shares tendered by each shareholder.

The Fund’s assets consist primarily of interests in the Portfolio Funds. Generally, in order to finance the repurchase of Institutional Shares pursuant to repurchase offers, the Fund may liquidate all or a portion of its interest in one or more Portfolio Funds. The Fund may also use available cash to fund a repurchase offer. Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund, which may include a redemption gate. To the extent that redemptions from a Portfolio Fund exceed a gate, the amount of the Portfolio Fund’s interests which the Fund may liquidate, will be reduced on a pro rata basis with other investors in the Portfolio Fund and the Fund’s offer to repurchase its interests may be correspondingly reduced. The Fund may also borrow money in order to finance the repurchase of Institutional Shares.

(2)	Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Institutional Shares of a shareholder or any person acquiring Institutional Shares from or through a shareholder under certain circumstances. Such mandatory repurchases may be made if:

•
The Institutional Shares have been transferred in violation of the Declaration of Trust or the Institutional Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•
Ownership of the Institutional Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Institutional Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
Continued ownership of the Institutional Shares may be harmful or injurious to the business or reputation of the Fund, the Board or the investment adviser or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	Any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Institutional Shares was not true when made or has ceased to be true;

•
With respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Institutional Shares; or

•	It would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Institutional Shares.

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(3)	Transfers of Institutional Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. An Institutional Share (or portion of an Institutional Share) held by a shareholder may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of an Institutional Share (or portion of an Institutional Share) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Institutional Share (or portion of the Institutional Share); and (3) the transfer is one in which the tax basis of the Institutional Share in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee satisfies the eligibility requirements to invest in the Fund as described in the Prospectus (an “Eligible Investor”).

Any transferee that is an Eligible Investor and that acquires Institutional Shares in the Fund by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetency, or dissolution of a shareholder, will be entitled to the allocations and distributions allocable to the Institutional Shares so acquired and to transfer such Institutional Shares in accordance with the terms of the Declaration of Trust but will not be entitled to the other rights of a shareholder unless and until such transferee becomes a substituted shareholder as provided in the Declaration of Trust. If a shareholder transfers Institutional Shares with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee as a shareholder. Each shareholder and transferee is required to pay all expenses, including attorneys’ and independent registered public accounting firm’s fees, incurred by the Fund in connection with such transfer. If a transferee is not an Eligible Investor, the Fund reserves the right to redeem its Institutional Shares. Any transfer of Institutional Shares in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

BOARD OF TRUSTEES

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s businesses. The Board exercises the same powers, authority and responsibilities on behalf of the Fund, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Trustees are not required to invest in the Fund. A majority of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. The first table lists the Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”). The address for all Trustees is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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(1)	Trustees

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee(1):
Stephanie Lang Born: 1974	Trustee and Chairwoman	Since 2016	Principal and Chief Investment Officer of the Adviser since 2005.	1	None
Independent Trustees:
Catherine Abely Born: 1961	Trustee; Member, Audit Committee; Chairwoman and Member, Nominating and Valuation Committees	Since 2016	Investment Director, Children’s Healthcare of Atlanta, Inc. since 2000	1	None
Conrad S. Ciccotello Born: 1960	Trustee; Lead Independent Trustee; Chairman/Member, Audit Committee; Member, Nominating and Valuation Committees	Since 2016	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999)	1	Tortoise Capital Advisers Fund Complex (5 portfolios) and CorEnergy Infrastructure Trust, Inc.

(1)	Ms. Lang is an Interested Trustee because of her affiliation with the Adviser.
(2)
Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the shareholders, at a meeting holding at least two-thirds (2/3) of outstanding Institutional Shares.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Interested Trustee.

•
Stephanie Lang. Ms. Lang’s experience includes working in the investment department of the Adviser since 2005 where she is responsible for the oversight of all investments, including that of the Adviser’s internal fund of funds. Ms. Lang currently is a Principal of the Adviser and serves as the Adviser’s Chief Investment Officer.

Independent Trustees.

Catherine Abely. Ms. Abely’s experience includes serving as the Investment Director of Children’s Healthcare of Atlanta, Inc. since 2000. Prior thereto, Ms. Abely was an audit manager for a large national public accounting firm. Ms. Abely is a Certified Public Accountant, Chartered Financial Analyst and Chartered Alternative Investment Analyst. These roles provide Ms. Abely with a strong understanding of management and financial reporting matters.

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Conrad S. Ciccotello. Mr. Ciccotello’s experience includes serving as Associate Professor of Risk Management and Insurance at Robinson College of Business, Georgia State University where he has been a faculty member since 1999 and is a Director of the Asset and Wealth Management Program. In addition, Mr. Ciccotello serves as an Investment Consultant to the University System of Georgia for its defined contribution retirement plan and has published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs. This experience provides Mr. Ciccotello with a strong understanding of management and financial reporting matters and investment company operations.

(2)	Principal Officers who are Not Trustees

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Ford Donohue(2) Born: 1987	President and Principal Executive Officer	Since 2016	Senior Investment Analyst at the Adviser since 2014. Sales and Trading Associate at Citigroup Global Markets from 2010-2014.
Bryan Ashmus (3) Born: 1973	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2016
Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Chief Financial Officer and Treasurer, Huntington Strategy Shares and Huntington Funds (November 2013 to present); Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (May 2005 to September 2013).

Martin R. Dean(4) Born: 1963	Chief Compliance Officer	Since 2017
Vice President - Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (November 2016 to Present); Chief Compliance Officer, Cross Shore Discovery Fund (June 2016 to Present); Chief Compliance Officer, First Western Funds Trust (April 2016 to Present); Assistant Chief Compliance Officer, Ultimus Managers Trust (January 2016 to present); Assistant Chief Compliance Officer, Unified Series Trust (January 2016 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Mutual Fund and Variable Insurance Trust (formerly, The Huntington Funds) (July 2013 to April 2016); Anti-Money Laundering Officer and Chief Compliance Officer, Strategy Shares (formerly, Huntington Strategy Shares) (July 2013 to March 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (January 2008 to June 2013)

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Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Tina H. Bloom(3) Born: 1968	Secretary	Since 2016	Vice President - Director of Fund Administration, Ultimus Fund Solutions, LLC (2006 to present).
Simon Berry(3) Born: 1971	Assistant Secretary	Since 2016	Senior Attorney, Ultimus Fund Solutions, LLC (June 2016 to present); Attorney, Kentucky Department of Financial Institutions 2009-2016.
Stephen L. Preston(3) Born: 1966	Anti-Money Laundering Compliance Officer	Since 2016	Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she dies, retires, is removed or becomes disqualified.
(2)	The business address of this officer is 3060 Peachtree Road, Suite 830, Atlanta, Georgia 30305.
(3)	The business address of this officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
(4)	The business address of this officer is 2 Easton Oval, Suite 300, Columbus, OH 43219.

None of the Independent Trustees currently holds or during the past two calendar years has held any positions with the Adviser, distributor, or any affiliates of the Fund, the distributor or the Adviser. In addition, during the past two calendar years, none of the Independent Trustees has held a position with the Fund or any other fund or hedge fund advised by the Adviser or any of its affiliates or for which the distributor or its affiliates served as principal underwriter.

To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 66.6% of the Trustees are Independent Trustees.

(3)	Trustee Ownership in the Fund and Family of Investment Companies

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee:
Stephanie Lang	None	None
Independent Trustees:
Catherine Abely	None	None
Conrad S. Ciccotello	None	None

(1)	As of December 31, 2016. The Fund had not commenced operations as of that date.

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As of December 31, 2016, no Independent Trustee (or his or her immediate family members) owned any class of securities of the Adviser, the distributor or their affiliates.

(4)	Trustees Compensation

Set forth below are estimates of the annual compensation to be paid to the Independent Trustees by the Fund on an aggregate basis. No Interested Trustee or officer receives compensation from the Fund although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed.

Name	Position(s) Held with Company	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Catherine Abely	Trustee	$10,000	$0	$0	$10,000
Conrad S. Ciccotello	Trustee	$10,000	$0	$0	$10,000

Each Independent Trustee receives $2,500 for each regularly scheduled Board meeting and $1,250 for each special Board meeting attended. It is anticipated that the Board will convene once each calendar quarter and that special Board meetings will be convened as needed. The Trustees do not receive any pension or retirement benefits from the Fund. No Interested Trustee or officer receives compensation from the Fund, although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed.

(5)	Committees of the Board of Trustees

The Board has formed an Audit Committee composed of the Independent Trustees. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board. The Audit Committee convened 1 time during the last fiscal year.

The Board has formed a Nominating Committee composed of the Independent Trustees. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. Currently, the Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee   convened one time during the last fiscal year.

The Board has formed a Valuation Committee composed of the Independent Trustees. The Valuation Committee is responsible for: (i) periodically reviewing the Trust’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board simultaneously). The Valuation Committee convened 1 time during the last fiscal year.

The Board has formed a Qualified Legal Compliance Committee composed of the Independent Trustees. The Qualified Legal Compliance Committee is responsible for evaluating and recommending resolutions to reports from attorneys servicing the Fund regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Fund or an employee or agent of the Fund. The Qualified Legal Compliance Committee dids not convene during the last fiscal year.

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(6)	Overview of Risk Management

The Board is currently comprised of 3 Trustees. The Trustees have designated Stephanie Lang as the Chairwoman of the Board. The Independent Trustees have designated Conrad S. Ciccotello as the Lead Independent Trustee. The Lead Independent Trustee chairs executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees.

The Board plays an active role in the risk oversight of the Fund. The Trustees meet on a quarterly basis. Trustees also participate in special meetings and conference calls as needed. Legal counsel to the Fund provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to Fund:

•	Fund Performance/Portfolio Manager’s Commentary

•	Code of Ethics review

•	NAV Errors, if any

•	Distributor Compliance Reports

•	Timeliness of SEC Filings

•	Dividends and other Distributions

•	Administrator and CCO Compliance Reports

•	Fair Valuation Reports

The Audit Committee meets at least annually with the Fund’s management and independent public accountants and considers reports provided by management and the independent public accountants regarding the Fund’s audited financial statements, the Fund’s accounting policies and the Fund’s internal controls over financial reporting. The Valuation Committee meets annually, as needed, to review the Adviser’s fair valuation of the Fund’s interests in the Portfolio Funds based on reports and information presented by the Adviser. The Committees report directly to the Board. The Nominating and Qualified Legal Compliance Committees meet as needed.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a Chief Compliance Officer (“CCO”) who is responsible for overseeing the implementation of the Fund’s compliance program and for evaluating the effectiveness of the compliance programs of the Fund, the Adviser, and the Fund’s administrator, distributor, fund accountant and transfer agent. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and annually the CCO provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Fund and its investment advisers, administrator, distributor, fund accountant and transfer agent. Periodically the CCO provides reports to the Board that, among other things:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Fund personnel monitor and evaluate risks;

•	Assess the quality and implementation of the risk management procedures of the Fund and certain service providers; and

•	Discuss economic, industry, and regulatory developments, and recommend changes to the Fund’s compliance program as necessary to meet new regulations or industry developments.

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On an annual basis, the Board conducts an assessment of the Board’s and the Trustees’ individual effectiveness in overseeing the Fund. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Fund or any of its practices adopted by the Board and the committee structure adopted by the Board, and the size of the Board and the Fund, the Board believes that its leadership is appropriate.

(7)	Control Persons and Principal Holders of Securities

A principal shareholder is any shareholder who owns of record or beneficially 5% or more of the outstanding Institutional Shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of April 30, 2017, no shareholder owned of record or beneficially 5% or more of the outstanding Institutional Shares of the Fund..

As of April 30, 2017, the Directors and Officers of the Fund, as a group, did not own any of the outstanding Institutional Shares.

INVESTMENT ADVISORY SERVICES

Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund.

For the last three fiscal years, (or shorter period if the Fund has operated less than three fiscal years), the advisory fees accrued, waived and retained by the Adviser were as follows:

Fiscal Year Ended April 30	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
2017	$ 181,699.26	$ 147,660.48	$ 34,038.78

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a fee at an annual rate equal to 1.00%, minus any fees paid to the Sub-Adviser pursuant to the Sub-Advisory Agreement, payable monthly based on the Institutional Shares’ month end NAV.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.50% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business) Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived. These arrangements will continue until August 31, 2018 and may be terminated by the Board at any time. No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Adviser is not subject to any liability to the Fund or any shareholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

Andrew Berg, Franklin Butterfield, Anthony Guinta, Adam Fuller, and Andrew Klepchick, are the controlling principals of the Adviser. Stephanie Lang is the CIO of the adviser and is the Fund's Interested Trustee.

The Sub-Adviser

Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser is responsible for, among other things, portfolio management services consisting of recommending purchases and sales of investments in the portion of the Fund’s assets to be invested using the long/short equity strategy.

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For portfolio management services rendered to the Fund pursuant to the Sub-Advisory Agreement, the Fund will pay the Sub-Adviser a fee calculated at an annual rate equal to 0.85%, payable monthly based on the month end value of Portfolio Funds recommended by the Sub-Adviser.

The Sub-Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Sub-Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Sub-Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Sub-Adviser is not subject to any liability to the Fund or any shareholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Sub-Adviser may act as investment adviser for any other person, firm or corporation.

For the last three fiscal years (or shorter period if the Fund has operated less than three fiscal years), the sub-advisory fees accrued, waived, and retained were as follows:

Fiscal Year Ended April 30	Sub-Advisory Fee Accrued	Sub-Advisory Fee Waived	Sub-Advisory Fee Retained
2017	$ 120,632.29	$ 0	$ 120,632.29

The controlling principals of the Sub-Adviser are Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND COMPLIANCE SERVICES

Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45249, provides certain administrative, transfer agency and compliance services to the Fund pursuant to a Master Services Agreement between the Fund and the Administrator (the “Administration Services Agreement”). For its services, the Fund pays the Administrator a fee for administration services and a separate fee for supplying the Fund’s Chief Compliance Officer and related compliance services. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund based on the average net assets for the prior month.

As administrator, the Administrator administers the Fund’s operations in such manner and to such extent as may be authorized by the Board. Administration services include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund’s tax returns, financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

The Administration Services Agreement continues in effect, unless earlier terminated by the Fund or the Administrator, through November 6, 2019. Thereafter, unless otherwise terminated, the Administration Services Agreement shall be renewed automatically for successive one-year periods. Either party may terminate this Agreement with or without cause, but only upon the expiration of the initial term or any renewal term, by giving the other party 90 days’ prior written notice. Either party may terminate the Administration Services Agreement with cause (as defined under the Agreement) on at least thirty days’ written notice to the other party.

Under the Administration Services Agreement, the Administrator is liable for any damages resulting from the willful default, fraud or gross negligence of the Administrator as a result of the performance or non-performance by the Administrator of its obligations and duties under the agreement. The Administrator is not liable to the Fund for any damages or losses caused by the performance or non-performance of any service provider selected by the Administrator with reasonable care.

For the last three fiscal years, (or shorter period if the Fund has operated less than three fiscal years), the fees accrued, waived and retained by the Administrator were as follows:

Fiscal Year Ended April 30	Fees Accrued	Fees Waived	Fees Retained
2017	$ 24,989.41	$ 0	$ 24,989.41

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s principal underwriter pursuant to a Distribution Agreement. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s Institutional Shares.

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The Distribution Agreement continues in effect for two years from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board or the vote of a majority of the outstanding Institutional Shares of the Fund in accordance with Section 15 of the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on 60 days’ written notice to the Distributor, or by the Distributor without the payment of any penalty, on 90 days’ written notice to the Trust. The Distribution Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Institutional Shares.

CUSTODIAN

The Huntington National Bank, N.A., 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies).

The Portfolio Funds custody their assets with unaffiliated qualified custodians such as banks. These Portfolio Funds disseminate audited financial statements to investors at least annually.

PORTFOLIO MANAGERS

Ford Donohue and Stephanie Lang are the Fund’s portfolio managers (the “Portfolio Managers”) and are equally responsible for the day-to-day management of the Fund’s portfolio.

(1)	Other Accounts Managed by the Portfolio Managers

The Portfolio Managers are responsible for managing all accounts, funds and other investment vehicles of the Adviser. The table below identifies, the number of accounts managed (excluding the Fund) by the Portfolio Managers and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts. The Portfolio Managers do not manage any other registered investment companies. Information in the table is shown as of April 30, 2017. Asset amounts are approximate and have been rounded.

Portfolio Manager	Pooled Investment Vehicles				Other Accounts
	Number (Total)	Market Value Total	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee(1)	Number (Total)	Market Value (Total)	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee (1)
F. Donohue	0	N/A	N/A	N/A	0	N/A	N/A	N/A
S. Lang	9	$172mm	0	N/A	0	N/A	N/A	N/A

(1)	These columns represent the number and market value of Pooled Investment Vehicles and Other Accounts that pay the Adviser a performance-based fee.

(2)	Compensation

The Portfolio Managers are employees of the Adviser and are paid a fixed salary plus a discretionary bonus which is tied to revenue growth of the Adviser. Ms. Lang is also a partner of the Adviser and thus may receive a share of the Adviser’s profits.

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(3)	Ownership of Institutional Shares

As of April 30, 2017, each Portfolio Manager owned Institutional Shares as summarized in the following table:

Portfolio Manager	Dollar Range of Beneficial Ownership in Fund as of April 30, 2017
F. Donohue	None
S. Lang	None

(4)	Potential Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the Portfolio Manager is responsible, on the other. For example, the management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a Portfolio Manager spends on a single portfolio, it does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for a Portfolio Manager to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

It is not anticipated that any actual or apparent conflicts of interest will arise in connection with a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the Portfolio Manager is responsible as the Fund will primarily invest in Portfolio Funds and the Portfolio Managers do not manage any other pooled investment vehicles or other accounts.

PORTFOLIO TRANSACTIONS

In most instances, the Fund will purchase securities of a Portfolio Fund directly from the Portfolio Fund. Certain Portfolio Funds may, however, assess withdrawal penalties on liquidations of interests. These transactions are generally not subject to other transaction expenses. The Fund does not pay commissions or discounts upon the purchase of money market instruments which are acquired directly from the issuer.

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors but is not expected to exceed 100% per year. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased transaction costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate.

CODE OF ETHICS

The Fund, the Adviser and the Sub-Adviser have each adopted a code of ethics. The Distributor and Ultimus Fund Solutions, LLC have each adopted a code of ethics. Each code is designed to detect and prevent improper personal trading by persons subject to the code. A code of ethics permits persons subject to the code to invest in securities that may be purchased or held by the Fund, including securities that may be purchased or held by a Portfolio Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

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The codes of ethics of the Fund, the Adviser, the Sub-Adviser, the Distributor and Ultimus Fund Solutions, LLC are included as exhibits to the Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

VOTING OF PROXIES

A copy of the Fund’s proxy voting procedures is included in Exhibit C to this SAI. The proxy voting policies of the Adviser are included as Exhibit D to this SAI. ABS Investment Management, LLC, the Fund’s investment sub-adviser does not vote proxies. The Board has delegated proxy voting to the Adviser. Information regarding how the Fund voted proxies relating to securities of the Fund during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling (844) 300-7828; and (ii) on the SEC’s website at http://www.sec.gov.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Institutional Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following summary does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that shareholders hold Institutional Shares as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this summary. The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

Tax matters summarized herein are very complicated and the tax consequences to an investor of an investment in Institutional Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Definition of U.S. Shareholder

A “U.S. Shareholder” is a beneficial owner of Institutional Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•
a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

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If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Institutional Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a prospective shareholder of the Fund is a partnership, a partner of such a partnership should consult the partner’s tax advisers with respect to the purchase, ownership and disposition of Institutional Shares.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year; (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

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The Fund may invest in “passive foreign investment companies” or “PFICs.” A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes. Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICs in order to determine compliance with the RIC tax requirements. Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds. Also, legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” generally will require a PFIC to register with the IRS by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its interests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a Qualified Electing Fund (“QEF”) election with respect to the shares of a PFIC in which it owns shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

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The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Institutional Shares. Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFICs will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Institutional Shares and regardless of whether paid in cash or reinvested in additional Institutional Shares. The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election. Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receives such payments in cash or reinvests the distributions into the Fund. A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Institutional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Institutional Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Institutional Shares to such U.S. Shareholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a 3.8% “Medicare tax” imposed for taxable years beginning after 2012. The tax applies to individuals who have net investment income and adjusted gross income in excess of certain income thresholds set forth in the Code (which, for 2016, are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals). The Medicare tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year and the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared. Shareholders who receive distributions in the form of Institutional Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Institutional Shares.

Pursuant to the Fund’s DRIP, when the Fund declares a dividend, each shareholder that has not made an election to receive distributions in cash will automatically have their dividends reinvested in additional Institutional Shares. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Institutional Shares. Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources. A shareholder that receives Institutional Shares pursuant to a distribution generally has a tax basis in such Institutional Shares equal to the amount of cash that would have been received instead of Institutional Shares as described above, and a holding period in such Institutional Shares that begins on the Business Day following the payment date for the distribution.

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A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Institutional Shares. Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Institutional Shares sold or otherwise disposed of. Upon such disposition of such Institutional Shares, the Fund will report the gross proceeds and cost basis to such shareholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Share lot identification. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Institutional Shares may not be changed after the settlement date of each such disposition of Institutional Shares. If a shareholder holds its Institutional Shares through a broker (or other nominee), such shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Institutional Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Institutional Shares held for six (6) months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Institutional Shares. In addition, all or a portion of any loss recognized upon a disposition of Institutional Shares may be disallowed if other Institutional Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Institutional Shares). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Shareholder: (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding; or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of U.S. Tax-Exempt Shareholders (Acquisition Indebtedness)

U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on unrelated business taxable income or UBTI. UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or indirectly through an interest in another entity) from income-producing property with respect to which there is “acquisition indebtedness” (as defined in the Code) at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or indirectly through an interest in another entity) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

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Generally, distributions by the Fund, like distributions by a corporation, will not be taxable to U.S. tax exempt shareholders even if such dividends are attributable to UBTI.

A portion of the dividends and capital gains distributed by the Fund to a U.S. tax-exempt shareholder and attributable to UBTI would, however, be subject to federal income tax if the tax-exempt shareholder borrowed money to acquire its investment in the Fund. Moreover, a U.S. tax-exempt shareholder will recognize UBTI from the sale of some or all of its interest in the Fund if the shareholder has outstanding “acquisition indebtedness” at any time during the twelve month period ending with the date of the sale.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets subject to ERISA or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (collectively, the “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the duty to administer the plan for the exclusive purpose of providing benefits to plan participants and their beneficiaries (and for defraying reasonable expenses), the requirement to  allocate and diversify  Plan assets within and across different asset classes, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to the suitable allocation of assets within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives;  (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties; and (6) consider the impact of share class and fee structure on the Plan portfolio’s performance.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

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Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, the mere fact of a Plan’s investment in the Fund (1) will not create a fiduciary relationship (within the meaning of ERISA) between such Plan and either the Investment Managers or the Adviser  and (2) will not cause transactions involving the assets and investments of the Fund to be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require a Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. The Adviser and its affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. Subject to certain exemptions, ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and whether an exemption may apply. Prior to a Plan’s investment in the Fund, each Fiduciary of the Plan that is responsible for the Plan’s investments will be required to execute a subscription document on behalf of the Plan and to personally represent that:

•
each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute the subscription document on behalf of the Plan;

•
the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;

•	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;

•	each Fiduciary responsible for the Plan’s investments has executed the subscription document;

•	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;

•
the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;

•	the purchase of Institutional Share(s) by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and

•	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this SAI, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

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VALUATION OF ASSETS

The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value (the “Valuation Procedures”). Under these procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which Institutional Shares calculates its NAV (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith. All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee. The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by the Portfolio Fund’s Investment Manager or a third party administrator. In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date. Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the date the Fund determines its NAV.

Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments. Although the procedures approved by the Board provide that the Adviser will consider valuations provided by the Portfolio Funds in determining their respective fair values, the Fund and its agents will not be able to confirm independently the accuracy of valuation calculations provided by the Portfolio Funds (which are unaudited except for the NAV calculation as of fiscal year end).

Each Portfolio Fund will typically make available NAV information to its investors which represents the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. The valuations reported by the Portfolio Funds and upon which the Fund calculates the NAV of its Institutional Shares may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the Portfolio Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of Institutional Shares, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Institutional Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect the Institutional Shares’ NAV, the outstanding Institutional Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Institutional Shares repurchased at a NAV per Share higher than the adjusted amount.

Conversely, any increases in the NAV per Institutional Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Institutional Shares and to the detriment of shareholders who previously had their Institutional Shares repurchased at a NAV per Institutional Share lower than the adjusted amount. The same principles apply to the purchase of Institutional Shares. New shareholders may be affected in a similar way.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Securities traded or dealt in one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sale on the primary exchange on which the securities are traded, or in the absence of a sale, at the mean of the last bid and asked prices. Securities not traded on any securities exchange for which over-the-counter market quotations are readily available shall be valued at the mean of the last bid and asked prices. Debt securities may be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service. Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per share. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with the Fund’s Valuation Procedures.

36

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser will reevaluate its fair value methodology for such securities to determine what, if any, adjustments should be made to the methodology.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the New York Stock Exchange, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange on the NAV Date as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of the Institutional Shares is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

Expenses of the Fund, including the Adviser’s management fees and the costs of any borrowings, are accrued on a monthly basis on the day that the NAV is calculated and are taken into account for the purpose of determining the NAV of the Institutional Shares.

Prospective shareholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the NAV of Institutional Shares if the value judgments of the Adviser or the Portfolio Funds should prove incorrect. Also, Portfolio Funds will only provide determinations of their NAV on a periodic basis, typically monthly. Consequently, it may not be possible to determine the NAV of the Institutional Shares more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Cohen & Company, Ltd. (“Cohen”) serves as the Fund’s independent registered public accounting firm. Its principal business address is 1350 Euclid Ave., Suite 800, Cleveland, OH 44115 and the services that it provides to the Fund include audit services and tax services. Cohen audits the annual financial statements of the Fund and provides the Fund with an audit opinion. Cohen also reviews certain regulatory filings of the Fund.

Bernstein Shur serves as Counsel to the Independent Trustees and Legal Counsel of the Fund. Its principal business address is 100 Middle Street, P.O. Box 9729, Portland, Maine 04101-5029.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Declaration of Trust a copy of which is included as an exhibit to the Trust’s Registration Statement filed with the SEC.

37

(1)	Liability of Shareholders

Under Delaware law and the Declaration of Trust, a shareholder will not be liable for the debts, obligations, liabilities and expenses of the Fund solely by reason of being a shareholder, except that the shareholder may be obligated to reimburse the Fund pursuant to the Declaration of Trust to repay any funds wrongfully distributed to the shareholder. The Trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may from time to time personally agree to pay pursuant to the terms of the Declaration of Trust or by way of subscription for Shares or otherwise.

(2)	Duty of Care

The Declaration of Trust provides that neither the Trustees nor the officers of the Trust shall be liable to the Fund or any of its shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and the officers by the Trust, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Trustee will not be personally liable to any shareholder for the repayment of any balance in such shareholder’s account or for investments by such shareholder in the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

(3)	Term, Dissolution and Liquidation

The Fund shall continue without limitation of time but subject to the following provisions. The Board may without shareholder approval (unless such approval is required by the 1940 Act) in dissolution of the Fund or a class thereof liquidate, reorganize or dissolve the Fund or the class in any manner or fashion not inconsistent with applicable law, including, without limitation:

•
Sell and convey all or substantially all of the assets of the Fund or any class to another trust, partnership, limited liability company, association or corporation or other entity, or to a separate series or class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund or any class and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

•	At any time sell and convert into money all of the assets of the Fund or any class.

Following a sale or conversion in accordance with the foregoing, and upon making reasonable provision, in the determination of the Board, for the payment of all liabilities of the Fund or the affected class as required by applicable law, by such assumption or otherwise, the shareholders of each class involved in such sale or conversion shall be entitled to receive, as a class, when and as declared by the Board, the excess of the assets belonging to the Fund that are allocated to such class over the liabilities belonging to the Fund that are allocated to such class. The assets so distributable to the shareholders of any particular class shall be distributed among such shareholders of that class in proportion to the number of Shares held by them and recorded on the books of the Fund.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided above, the Fund (in the case of a sale or conversion of the Fund as a whole) shall terminate and the Board and the Fund or any affected class shall be discharged of any and all further liabilities and duties under the Declaration of Trust and the right, title and interest of all parties with respect to the Fund or affected class shall be cancelled and discharged.

38

(4)	Merger, Consolidation, Incorporation

The Board, in order to change the form of organization and/or domicile of the Fund, may, without prior shareholder approval: (i) cause the Fund to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations or corporations which is or are formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States, or (ii) cause the Fund to incorporate under the laws of Delaware. Any other merger or consolidation of the Fund shall, in addition to the approval of the Trustees, require a majority shareholder vote (67% or more of the shares present at a meeting called to vote on the merger or consolidation if the holders of more than 50% of the outstanding shares are present or represented by proxy or 50% of the outstanding shares, whichever is less) except as otherwise permitted by the 1940 Act or other applicable laws and regulations.

(5)	Voting

Each shareholder has the right to cast a number of votes equal to the number of Shares held by such shareholder at a meeting of shareholders called by the Board. The shareholders shall have power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V of the Declaration of Trust to the extent required by the 1940 Act; (c) with respect to termination of the Fund or any class to the extent required by applicable law; and (d) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-laws, or any registration of the Trust as an investment company under the 1940 Act or as the Board may consider necessary or desirable.

Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

(6)	Reports to Shareholders

The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for such shareholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to shareholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

(7)	Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on April 30.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in the Fund.
39

EXHIBIT A

FINANCIAL STATEMENTS OF THE FUND
Peachtree Alternative Strategies Fund
Statement of Assets and Liabilities
October 31, 2016

Assets:
Cash	$1,000,000
Receivable from Adviser for reimbursement of organization costs (Note 4)	56,009
Deferred offering costs (Note 4)	63,507
Total assets	1,119,516

LiabiIities:
Payable to Adviser	72,361
Accrued organization costs (Note 4)	31,409
Accrued offering costs (Note 4)	15,746
Total liabilities	119,516

Net Assets	$1,000,000

Components of Net Assets:
Paid in capital	$1,000,000
Net Assets	$1,000,000

Shares Issued and Outstanding:
Shares Outstanding (Par value, $0.001/share, unlimited shares authorized)	10,000

Net Asset Value, Redemption Price and Offering Price Per Share	$100.00

See accompanying notes to financial statements.

Peachtree Alternative Strategies Fund
Statement of Operations
For the One Day Ended October 31, 2016

Investment Income	$-

Expenses:
Organization costs (Note 4)	56,009
Total Expenses	56,009
Reimbursement of organization costs by Advisor (Note 3)	(56,009)
Net Expenses	-

Net Investment Income	$-

See accompanying notes to financial statements.

1. Organization

Peachtree Alternative Strategies Fund (the "Fund") was organized on August 19, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non- diversified, closed-end management investment company. The Fund operates as a "fund of hedge funds" and provides investors access to a variety of professionally managed private investment funds ("Portfolio Funds") that predominantly employ equity long/short strategies.

The Fund has had no operations to date other than matters relating to its organization and registration under the 1940 Act. As of October 31, 2016, the only capital contribution to the Fund resulted in the issuance to Andrew Berg, a controlling principal and CEO of Homrich & Berg, Inc. (the "Adviser"), of 10,000 shares of beneficial interest ("Shares") of the Fund at an aggregate purchase price of $1,000,000. The Fund currently offers one class of shares ("Institutional Shares"). Mr. Berg owns 100% of the outstanding Shares of the Fund.

Under the Fund's organizational documents, its officers and Board of Trustees ("Board") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indenmifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 applicable to investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3. Investment Advisory Fee and Other Transactions with Affiliates

A. Investment Advisory Fees

The Adviser serves as the Fund's Investment Adviser. The Adviser receives an annual fee for its services, computed and paid monthly, of 1.00% of the Fund's month end net assets, less any amount paid to the Sub- Adviser (as defined below). ABS Investment Management LLC (the "Sub-Adviser") serves as the sub- adviser to the Fund. The Fund will pay the Sub-Adviser an annual fee for its services, computed and paid monthly, of 0.85% of the value of Portfolio Funds recommended by the Sub-Adviser.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed 1.50% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business). The arrangements will continue until August 31,2018. The Adviser may recoup fees waived and expenses reimbursed within three years of the date which such waivers and reimbursements were made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expense were paid/waived. As of October 31, 2016, $56,009 in organizational expenses were reimbursed by the Adviser, a portion of which is estimated and unpaid. Organization expenses reimbursed by the Adviser are subject to repayment by the Fund, subject to the limitations noted above, through October 31, 2019.

B. Administration, Fund Accounting, Transfer Agency and Compliance Services

Pursuant to an agreement between the Fund and Ultimus Fund Solutions, LLC. (the "Administrator"), the Administrator provides administration, fund accounting, compliance services and transfer agency services to the Fund and supplies certain officers to the Fund including a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer. The Fund pays the Administrator a basis point fee, subject to fee minimums, for both administrative and fund accounting services, a fixed fee plus a basis point fee when net assets exceed $500 million for compliance services and certain out of pocket expenses.

C. Distribution

Ultimus Fund Distributors, LLC (the "Distributor"), an affiliate of the Administrator, acts as principal underwriter and distributor of the Fund's shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediates (each a "Selling Agent") to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor.

D. Custodian Fees

The Huntington National Bank, N.A (the "Custodian"), is custodian of the Fund's investments and may maintain Fund assets with U.S. and foreign subcustodians, subject to policies and procedures approved by the Board. Fees and expenses of the Custodian are paid by the Fund.

4. Organization and Offering Costs

The Fund will bear all expenses incurred in its business and operations, including all organization and initial offering costs (unless assumed by the Adviser), subject to the expense limitation plan. The Fund incurred $56,009 in organization and $63,507 in offering costs as of October 31,2016.

In accordance with GAAP, organization costs are expensed as incurred, while offering costs incurred in connection with the offering and initial registration of the Fund have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

5. Capital Share Transactions

Shares of the Fund will be traded for purchase only through the Distributor, or a Selling Agent as of the first business day of each month. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase shares pursuant to written repurchase offers, but is not obligated to do so. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of the last business day of each calendar quarter.

For the one day ended October 31, 2016, the Fund issued 10,000 shares and received $1,000,000 in proceeds from those shares. There were no redemptions of any shares for this time period.

6. Distributions

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

7. Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

8. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Management has determined that there are no material events, except as set forth above that would require disclosure in the Fund's financial statement through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
 Peachtree Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities of Peachtree Alternative Strategies Fund (the "Fund"), as of October 31, 2016, and the related statement of operations for the one day ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash as of October 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peachtree Alternative Strategies Fund as of October 31, 2016, and the results of its operations for the one day ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 18, 2016

EXHIBIT B

FINANCIAL STATEMENTS OF H&B HEDGE FUND, LLC

H&B Hedge Fund, LLC

Financial Statements

For the Year Ended

 December 31, 2014

Independent Auditors’ Report

To the Board of Directors
H&B Hedge Fund, LLC
Atlanta, Georgia

Report on the Financial Statements

We have audited the accompanying financial statements of H&B Hedge Fund, LLC (a Georgia Limited Liability Company) (the “Company”), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2014, and the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

The Company’s management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

5909 Peachtree Dunwoody Road • Suite 800 • Atlanta • GA • 30328 • Phone: 770.261.1900 • Fax: 770.261.1901 • www.bnkj.com

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H&B Hedge Fund, LLC as of December 31, 2014, and the results of its operations, changes in net assets, and its cash flows, for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note C to the financial statements, the financial statements include nonmarketable investments valued at $75,129,243 as of December 31, 2014 whose fair values have been estimated by management in the absence of readily determinable fair values. Also, discussed in Note C is information used by management in making these estimates. Our opinion is not modified with respect to this matter.

June 29, 2015 (except as to Note D, which is as of October 31, 2016)
Atlanta, Georgia

H&B Hedge Fund, LLC
Statement of Assets and Liabilities
 As of December 31, 2014

ASSETS

Investments, at fair value (cost $59,088,721)	$75,129,243
Cash and cash equivalents	1,997,420
Investment redemptions receivable	2,957,903

TOTAL ASSETS	$80,084,566

LIABILITIES AND NET ASSETS

Accrued expenses	$196,067
Total Liabilities	196,067

NET ASSETS	79,888,499

TOTAL LIABILITIES AND NET ASSETS	$80,084,566

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
Schedule of Investments
 As of December 31, 2014

Description	Cost	Fair Value	Percentage of Net Assets

D.E. Shaw Composite Fund, LLC	$5,000,000	$7,445,739	9.32%

AQR DELTA Fund II, L.P.	5,000,000	5,900,238	7.39%

Soroban Fund LLC	2,211,482	5,321,569	6.66%

Camber Capital Fund, L.P.	3,500,000	4,741,627	5.94%

Pennant Windward Fund, L.P.	3,566,813	4,508,548	5.64%

Lansdowne Developed Markets Fund, L.P.	3,500,000	4,189,273	5.24%

Discovery Global Opportunity Partners, L.P.	2,738,782	3,923,756	4.91%

Voya Mortgage Investment Master Fund	3,500,000	3,622,193	4.53%

Lakewood Capital Partners, LP	2,570,298	3,492,099	4.37%

Marianas Fund LP	3,100,000	3,478,926	4.35%

Indus Japan Fund, L.P.	2,800,000	3,384,052	4.24%

Renaissance Institutional Equities Fund, LLC	2,500,000	3,271,099	4.09%

Altimeter Partners Fund, L.P.	2,500,000	3,172,442	3.97%

The Real Return Funds PLC	2,538,362	3,005,878	3.76%

Cooper Square Fund, L.P.	2,500,000	2,706,951	3.39%

Horseman European Select Fund, L.P.	1,636,084	2,579,878	3.23%

Seawolf Partners, LP	2,100,000	2,373,072	2.97%

Bronson Point Partners, L.P.	2,100,000	2,336,578	2.92%

Pleiad Asia Onshore Feeder Fund	2,000,000	2,049,220	2.57%

Senzar Healthcare US Fund, LP	1,726,900	1,796,917	2.25%

Light Street Halogen, L.P.	2,000,000	1,739,843	2.18%

Moon Capital Global Equity Fund LP	-	84,326	0.11%

Scoggin Worldwide Distressed Fund, LLC	-	5,019	0.01%

Total Investments	$59,088,721	$75,129,243

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
Statement of Operations
 For the Year Ended December 31, 2014

OPERATING EXPENSES
Investment advisor fees	$336,682
Investment advisor incentive fees	126,493
Administrative and general expenses	62,896
Total Operating Expenses	526,071

NET INVESTMENT LOSS	526,071

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain on investments	51,120
Net change in unrealized appreciation	4,494,727
Net Realized and Unrealized Gains on Investments	4,545,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,019,776

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
Statement of Changes in Net Assets
 For the Year Ended December 31, 2014

NET ASSETS - January 1, 2014	$66,843,134

Contributions	12,125,000

Distributions	(3,099,411)

Net increase in net assets resulting from operations	4,019,776

NET ASSETS - December 31, 2014	$79,888,499

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
Statement of Cash Flows
 For the Year Ended December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,019,776
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(14,826,900)
Investments - return of capital	8,161,218
Increase in redemptions receivable	(2,875,533)
Decrease in accrued expenses	(166,193)
Net change in unrealized appreciation	(4,494,727)
Net Cash Used in Operating Activities	(10,182,359)

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions received	11,125,000
Distributions paid	(3,099,411)
Net Cash Provided by Financing Activities	8,025,589

CHANGE IN CASH AND CASH EQUIVALENTS	(2,156,770)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,154,190

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,997,420

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC

Notes to Financial Statements

A.     NATURE OF OPERATIONS AND ORGANIZATION

Operations. H&B Hedge Fund, LLC (the “Company”) is a Georgia Limited Liability Company organized in 1998. The Company’s Manager is H&B Partners, LLC (the “Manager”), a Georgia limited liability company related to Homrich Berg, Inc. The purpose of the Company is to combine resources of many investors in order to invest in a diversified portfolio managed by investment managers selected by ABS Investment Management, LLC. Additionally, during 2014 H&B Partners, LLC internally managed seven investments for the Company, with only six remaining at December 31, 2014. Swiss Financial Services, the Recordkeeper, provides administrative services for the Company. The Company allows investors to have access to money managers that they would not otherwise have access to, and adjusts the capital allocated to these managers to complement their various risk profiles. In addition, through the use of short sales and put options employed by the managers, the Company is intended to have less downside risk than the broad U.S. stock market.

B.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Cash and Cash Equivalents. For purposes of reporting cash flow, the Company considers money market accounts and any highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Investments. The Company records investments at fair value. Fair value is determined based on market prices whenever market quotations are readily available. The value of investments for which quotations are not readily available are valued at fair value as determined by the board of directors. The board of directors estimates fair value using the audited GAAP financial statements of the fund, where available. Where the audited GAAP financial statements of the fund are not available, the board of directors estimates fair value based on other available financial information for the funds.

Investment Redemptions Receivable. Investment redemptions receivable represents estimated amounts due from fully redeemed investment partnership interests. Amounts are based on the estimated fair value of the Company’s investment in the partnership at the date of redemption. As is customary for fully redeemed investment partnerships, approximately 10% of estimated fair value of the Company’s investment partnership interest is held-back at the time of redemption pending final determination of fair values. Management believes balances are collectible.

Pending Members’ Contributions. Pending members’ contributions represent amounts received to be added to a member’s individual capital account at the next effective date, which is usually the first of the month following the receipt of the contribution.

Members’ Redemptions. Members’ redemption requests are paid to members usually the last week of the month following their effective date. These amounts are not considered a payable at year-end since the redemptions are not considered payable and funded until the following year.

Investment Advisor and Administration Fees. The Company pays an annual management fee to the Investment Advisors, due monthly. As of December 31, 2014, ABS Investment Management, LLC was the sole investment advisor of the Company. Management fees are also paid in the Company’s partnership investments, which are included in the net investment gains and losses. Administrative expenses represent primarily direct audit, accounting and legal fees. A quarterly administration fee may be paid to the Manager, and is based on the number of hours devoted by the Manager or its agents or employees to administer the operations of the Company. No administration fees were charged during 2014.

Notes to Financial Statements (Continued)

For the year ended December 31, 2014, the Investment Advisor’s management fee was fixed at .65%, based on the monthly value of the investment portfolio, plus an incentive fee equal to 5% of the calendar year net new appreciation (as defined). As of December 31, 2014, the Company’s investments that are internally managed by H&B Partners, LLC are excluded from any management fee calculation.

The Recordkeeper’s administration fee is fixed at 4 basis points of the portfolio’s value per annum and is calculated monthly. The Recordkeeper is entitled to a minimum monthly administration fee of $1,500 for services provided.

Income Taxes. No provisions for federal and state income taxes have been made in the financial statements since the Company’s profit and losses are reported on the individual members’ tax returns.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual amounts could differ from those estimates.

Limitation of Liability. As a limited liability company, members’ liability for losses is limited to their investments.

Credit Risk. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash balances deposited into one financial institution which fluctuate in excess of federally insured limits. If this financial institution were not to honor its contractual liability to the Company, then the Company could incur losses.

C.    FAIR VALUE MEASUREMENTS

In determining fair value, the Company uses various valuation approaches. Accounting Standards Codification (“ASC”) Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. ASC 820 defines fair value as a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are based on data obtained from sources independent of the Company that the market participants would use in pricing the asset or liability. Unobservable inputs are factors that reflect the Company’s assumptions about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Notes to Financial Statements (Continued)

The hierarchy is measured in three levels based on the reliability of inputs:

Level 1 – Observable inputs that reflect unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 – Inputs (other than quoted prices included in Level 1) that are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 – Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. The valuation method used may produce a fair value measurement that may not be indicative of ultimate realizable value. Furthermore, while the Company believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. Those estimated values may differ significantly from the values that would have been used had a readily available market for such investment existed, or had such investments been liquidated, and those differences could be material to the financial statements.

Assumptions used due to lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table sets forth by level, within the fair value hierarchy, the Company’s assets at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3
Investments	$-	$-	$75,129,243

The following table sets forth the changes in investments classified as Level 3 for the year ended December 31, 2014:

Balance - January 1, 2014	$63,968,834
Purchases	14,826,900
Return of capital	(8,161,218)
Net change in unrealized appreciation	4,494,727
Balance - December 31, 2014	$75,129,243

Net realized and unrealized gains included in earnings related to investments still held at the reporting date	$4,850,265

Notes to Financial Statements (Continued)

The following is quantitative information about significant unobservable inputs for investments classified as Level 3 as of December 31, 2014:

Asset	Fair Value	Valuation Technique	Unobservable Inputs
Privately-held limited liability companies and limited partnerships	$75,129,243	Proportional share of net asset value of each fund	- Audited fair value financial statements - Other financial information from the fund - Proportional ownership percentages

D.     INVESTMENTS

The Company invests in other managed investment limited liability companies and limited partnerships.

A portion of the Company’s investments have underlying investments that are illiquid assets and resemble single asset private equity funds in structure. Estimates of fair value for these types of investments can fluctuate due to the lack of an active market for similar investments and the inherent uncertainty of the inputs and assumptions used in the valuation of those investments. The ultimate recovery of these investments may differ materially from the recorded fair values. When retained, these investments can be subject to market fluctuations and any associated gains/losses are treated in the same manner as the liquid investments. When the investors fully redeem these investments, full receipt of the investments may take a year or longer due to the nature of illiquidity. As of December 31, 2014, the Company had $89,345 of these types of investments which are reported as investments on the statement of assets and liabilities, and none which are reported as investment redemptions receivable on the statement of assets and liabilities. The fair value of investments owned by the Company changes in response to certain events, including those directly involving the companies whose securities are owned, directly or indirectly, by the Company; conditions affecting the general U.S. and global economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity-type securities generally held in the partnerships owned by the Company may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may be subject to the risk described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

At December 31, 2014, the Company owned interests in 23 investments. The Company’s investments can generally be placed into one of two categories. Approximately 69% of the Company’s investments are in “Equity Long / Short” investments, which are intended to have some exposure to movements in the equity markets over time. The remaining Company investments are considered “Non-Directional” investments. The performance of these investments is intended to be little impacted by day to day movements in the equity markets.

The terms and conditions of the investments, including provisions for additional contributions and redemptions, are subject to the terms of the investments’ subscription agreements and the respective confidential offering memorandum agreements, private placement memoranda and other governing agreements of such entities.

Notes to Financial Statements (Continued)

Net appreciation of investments is net of the Company’s proportionate share of fees and expenses incurred or charged by each investment manager. During 2014, investment managers charged management fees ranging up to 2.5% annually and incentive fees of up to 25% of profits annually. Incentive fees may be subject to meeting certain threshold rates.

The Company’s investments are subject to the market and credit risk of those financial instruments held or sold short. Due to the limited liability of the Company’s investments, the Company’s risk of loss related to any one investment is limited to the amount of capital committed to the investment.

Generally, the Company may make additional contributions to its investments as of the last day of any month. Withdrawals are governed by the redemption rights of the varying investments and may require up to 90 days’ notice.

The Company invests in other managed investment limited liability companies and limited partnerships as follows:

Description	Cost	Fair Value	Percentage of Net Assets	Permitted Withdrawals	Redemption Notice-Days	Remaining Lock-Up Period
Equity Long / Short Investments	$43,088,721	$54,800,629	68.59%	Monthly-Semi-Annual	30-90
Soroban Fund LLC	2,211,482	5,321,569	6.66%	Quarterly	60	None**
Camber Capital Fund, L.P.	3,500,000	4,741,627	5.94%	Monthly	60	None*
Pennant Windward Fund, L.P.	3,566,813	4,508,548	5.64%	Quarterly	60	None
Lansdowne Developed Markets Fund, L.P.	3,500,000	4,189,273	5.24%	Monthly	90	None*
Discovery Global Opportunity Partners, L.P.	2,738,782	3,923,756	4.91%	Semi-Annual	60	None
Lakewood Capital Partners, LP	2,570,298	3,492,099	4.37%	Quarterly	60	None
Marianas Fund LP	3,100,000	3,478,926	4.35%	Quarterly	60	None
Indus Japan Fund, L.P.	2,800,000	3,384,052	4.24%	Quarterly	30	None
Altimeter Partners Fund, L.P.	2,500,000	3,172,442	3.97%	Semi-Annual	60	None
The Real Return Funds PLC	2,538,362	3,005,878	3.76%	Monthly	30	None
Cooper Square Fund, L.P.	2,500,000	2,706,951	3.39%	Quarterly	60	None
Horseman European Select Fund, L.P.	1,636,084	2,579,878	3.23%	Monthly	30	None
Seawolf Partners, LP	2,100,000	2,373,072	2.97%	Quarterly	45	None*
Bronson Point Partners, L.P.	2,100,000	2,336,578	2.92%	Quarterly	60	None
Pleiad Asia Onshore Feeder Fund	2,000,000	2,049,220	2.57%	Quarterly	60	None**
Senzar Healthcare US Fund, LP	1,726,900	1,796,917	2.25%	Monthly	30	None
Light Street Halogen, L.P.	2,000,000	1,739,843	2.18%	Quarterly	45	None

Non-Directional Investments	$16,000,000	$20,328,614	25.45%	Bi-Monthly-Quarterly	0-75
D.E. Shaw Composite Fund, LLC	5,000,000	7,445,739	9.32%	Quarterly	75	None
AQR DELTA Fund II, L.P.	5,000,000	5,900,238	7.39%	Bi-Monthly	30	None
Voya Mortgage Investment Master Fund	3,500,000	3,622,193	4.53%	Quarterly	65	None
Renaissance Institutional Equities Fund, LLC	2,500,000	3,271,099	4.09%	Quarterly	45	None
Moon Capital Global Equity Fund LP	-	84,326	0.11%
Scoggin Worldwide Distressed Fund, LLC	-	5,019	0.01%

Total Fund Investments	$59,088,721	$75,129,243	94.04%

Money Market Investments	$1,997,420	$1,997,420	2.69%
Schwab US Treasury Money Fund (SWUXX)	1,997,420	1,997,420	2.69%
Total Money Market Investments	$1,997,420	$1,997,420	2.69%

With the exception of the Schwab US Treasury Money Fund, none of the investments are income producing

Percentages shown represent percent of Members’ Capital

*	Early redemption penalties may apply
**	Investment includes a withdrawal provision whereby withdrawals are gated at 25% of investment value per quarter

E.     OPERATING AGREEMENT

The Company is organized under the Georgia Limited Liability Company Act. The interests in the Company are offered and sold directly by the Manager on behalf of the Company, as well as through Homrich Berg, Inc.

New member contributions are subject to acceptance by the Manager, and are generally effective the first day of the next month. However, the Manager has discretion to allocate net profits or losses to new members in the month the contribution is received. No member is obligated to make additional contributions, but may do so. Any additional contribution is subject to acceptance by the Manager.

Notes to Financial Statements (Continued)

Net profits or losses are allocated to members on a monthly basis in proportion to their capital accounts immediately preceding the allocation. Allocations of profit and loss are subject to certain special allocations related to Internal Revenue Service Regulations and requirements for establishing substantial economic effects and other matters.

The Company generally reinvests Company profits. Distributions are made at the discretion of the Manager.

Each member has the right at the end of any calendar quarter by giving at least 30 days prior written notice to the Manager to redeem all or a portion of the amount in their capital account which has been invested in the Company for at least one year. The Manager attempts to satisfy requests for redemption at other times if doing so will not adversely affect the Company.

F.     RELATED PARTY TRANSACTIONS

Certain out-of-pocket expenses incurred by the Manager on behalf of the Company are reimbursed by the Company.

Investment advisor management fees and incentive fees earned by ABS Investment Management, LLC were $336,682 and $126,493, respectively, for the year ended December 31, 2014. The Recordkeeper earned $29,747 in administration fees during 2014.

At December 31, 2014, the Company’s accrued expenses consisted of $157,426 and $7,942 due to ABS Investment Management, LLC and the Recordkeeper, respectively.

Certain officers and stockholders of Homrich Berg, Inc. also have an interest in the Company.

G.    MARGIN BORROWING ACCOUNT

The Company maintains a margin borrowing account with Charles Schwab at a rate to be determined by Schwab when the funds are borrowed. At December 31, 2014, the Company had no outstanding balance on the margin borrowing account, but could borrow up to a maximum amount equal to 50% of the value of the Company’s marginable securities purchased in its margin account. The amounts available for borrowing at December 31, 2014 were $1,997,420. The margin borrowing account is collateralized by substantially all assets and securities within the Company’s Schwab account. The margin borrowing account interest rates ranged from 6.0% to 8.5% at December 31, 2014.

H.    UNCERTAINTIES IN INCOME TAX POSITIONS

The Company has adopted accounting rules that prescribe when to recognize and how to measure the financial statement effects, if any, of income tax positions taken or expected to be taken on its income tax returns, including the position that the Company continues to qualify to be treated as a partnership for both federal and state income tax purposes. These rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained.

Notes to Financial Statements (Continued)

Based on that evaluation, if it were more than 50% probable that a material amount of income tax would be imposed at the entity level upon examination by the relevant taxing authorities, a liability would be recognized in the accompanying statement of assets and liabilities along with any interest and penalties that would result from that assessment. Should any such penalties and interest be incurred, the Company’s policy would be to recognize them as operating expenses.

Based on the results of management’s evaluation, no interest or penalties have been accrued or charged to expense as of December 31, 2014, or for the year then ended.

The Company’s income tax returns are subject to examination by taxing authorities for a period of three years from the date they are filed. As of December 31, 2014, all tax years back to 2011 are subject to examination.

I.     FINANCIAL HIGHLIGHTS

The average net assets of the Company for the year ended December 31, 2014 are $73,365,817. The Company’s ratio of expenses to average net assets for the year ended December 31, 2014 is 0.72%.

The internal rate of return for the year ended December 31, 2014 is 6.72%. Internal rate of return is calculated based on the cumulative ending members’ capital at December 31, 2013, capital contributions in 2014, capital distributions in 2014 and the residual value of the members’ capital at December 31, 2014.

J.     SUBSEQUENT EVENTS

Effective January 3, 2017, Peachtree Alternative Strategies Fund (the “Fund”) is expected to acquire all the assets of the Company in exchange for shares of the Fund.

Management has evaluated subsequent events through October 31, 2016, which is the date the financial statements were available to be issued, and have determined that, except as disclosed in the paragraph above, there are no subsequent events that require disclosure under ASC Topic 855, Subsequent Events.

H&B Hedge Fund, LLC

Financial Statements

For the Year Ended

December 31, 2015

Independent Auditors' Report

To the Board of Directors
H&B Hedge Fund, LLC
 Atlanta, Georgia

Report on the Financial Statements

We have audited the accompanying financial statements of H&B Hedge Fund, LLC (a Georgia Limited Liability Company) (the "Company"), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2015, and the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

The Company's management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

5909 Peachtree Dunwoody Road • Suite 800 • Atlanta • GA • 30328 • Phone: 770.261.1900 • Fax: 770.261.1901 • www.bnkj.com

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H&B Hedge Fund, LLC as of December 31, 2015, and the results of its operations, changes in net assets, and its cash flows, for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note C to the financial statements, the financial statements include nonmarketable investments valued at $77,314,445 as of December 31, 2015 whose fair values have been estimated by management in the absence of readily determinable fair values. Also, discussed in Note C is information used by management in making these estimates. Our opinion is not modified with respect to this matter.

June 30, 2016 (except as to Note D, which is as of October 31, 2016)
 Atlanta, Georgia

H&B Hedge Fund, LLC
Statement of Assets and Liabilities
 As of December 31, 2015

ASSETS

Investments, at fair value (cost $63,482,992)	$82,194,311
Cash and cash equivalents	3,508,534
Investments - pending	6,000,000
Investment redemptions receivable	3,079,158

TOTAL ASSETS	$94,782,003

LIABILITIES AND NET ASSETS

Pending members' contribution	$950,000
Accrued expenses	176,269
Total Liabilities	1,126,269

NET ASSETS	93,655,734

TOTAL LIABILITIES AND NET ASSETS	$94,782,003

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
Schedule of Investments
 As of December 31, 2015

Description	Cost	Fair Value	Percentage of Net Assets
D.E. Shaw Composite Fund, LLC	$5,000,000	$8,533,275	9.11%
AQR DELTA Fund II, L.P.	5,000,000	6,483,729	6.92%
Soroban Fund LLC	2,211,482	5,232,123	5.59%
Lansdowne Developed Markets Fund, L.P.	3,500,000	4,898,293	5.23%
AQR Multi Strategy Alternative Fund Class I	5,000,040	4,879,866	5.21%
Camber Capital Fund, L.P.	3,500,000	4,830,098	5.16%
Marianas Fund LP	3,600,000	4,262,974	4.55%
Voya Mortgage Investment Master Fund	3,500,000	3,730,747	3.98%
Lakewood Capital Partners, LP	2,570,298	3,587,780	3.83%
Davidson Kempner Partners	3,500,000	3,504,239	3.74%
Indus Japan Fund, L.P.	2,800,000	3,478,390	3.71%
Pennant Windward Fund, L.P.	2,762,622	3,378,092	3.61%
Altimeter Partners Fund, L.P.	2,500,000	3,335,241	3.56%
Renaissance Institutional Equities Fund, LLC	2,137,204	3,269,254	3.49%
The Real Return Funds PLC	2,538,362	3,043,420	3.25%
Pleiad Asia Onshore Feeder Fund	2,500,000	2,873,114	3.07%
Pelham Long/Short Fund, LP	2,500,000	2,846,229	3.04%
Cooper Square Fund, L.P.	2,500,000	2,815,257	3.01%
Horseman European Select Fund, L.P.	1,636,084	2,722,405	2.91%
Senzar Healthcare US Fund, LP	2,226,900	2,458,197	2.62%
Light Street Halogen, L.P.	2,000,000	1,949,523	2.08%
Moon Capital Global Equity Fund LP	-	82,065	0.09%
Total Investments	$63,482,992	$82,194,311

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
 Statement of Operations
  For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividend Income	$451,035

OPERATING EXPENSES
Investment advisor fees	361,895
Investment advisor incentive fees	105,714
Administrative and general expenses	69,393
Total Operating Expenses	537,002

NET INVESTMENT LOSS	(85,967)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain on investments	1,942,744
Net change in unrealized appreciation	2,699,776
Net Realized and Unrealized Gains on Investments	4,642,520

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,556,553

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
Statement of Changes in Net Assets
 For the Year Ended December 31, 2015

NET ASSETS - January 1, 2015	$79,888,499

Contributions	13,215,000

Distributions	(4,004,318)

Net increase in net assets resulting from operations	4,556,553

NET ASSETS - December 31, 2015	$93,655,734

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC
Statement of Cash Flows
  For the Year Ended December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,556,553
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(12,500,040)
Investments - return of capital	8,134,748
Payments for pending investments	(6,000,000)
Increase in redemptions receivable	(121,255)
Decrease in accrued expenses	(19,798)
Net change in unrealized appreciation	(2,699,776)
Net Cash Used in Operating Activities	(8,649,568)

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions received	14,165,000
Distributions paid	(4,004,318)
Net Cash Provided by Financing Activities	10,160,682

CHANGE IN CASH AND CASH EQUIVALENTS	1,511,114

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,997,420

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,508,534

See accompanying notes to the financial statements.

H&B Hedge Fund, LLC

Notes to Financial Statements

A.	NATURE OF OPERATIONS AND ORGANIZATION

Operations. H&B Hedge Fund, LLC (the "Company") is a Georgia Limited Liability Company organized in 1998. The Company's Manager is H&B Partners, LLC (the "Manager"), a Georgia limited liability company related to Homrich Berg, Inc. The purpose of the Company is to combine resources of many investors in order to invest in a diversified portfolio managed by investment managers selected by ABS Investment Management, LLC (the "Investment Advisor"). Additionally, during 2015 H&B Partners, LLC internally managed seven investments for the Company. Swiss Financial Services (the "Recordkeeper") provides administrative services for the Company. The Company allows investors to have access to money managers that they would not otherwise have access to, and adjusts the capital allocated to these managers to complement their various risk profiles. In addition, through the use of short sales and put options employed by the managers, the Company is intended to have less downside risk than the broad U.S. stock market.

B.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Cash and Cash Equivalents. For purposes of reporting cash flow, the Company considers money market accounts and any highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Investments. The Company records investments at fair value. Fair value is determined based on market prices whenever market quotations are readily available. The value of investments for which quotations are not readily available are valued at fair value as determined by the board of directors. The board of directors estimates fair value using the audited GAAP financial statements of the fund, where available. Where the audited GAAP financial statements of the fund are not available, the board of directors estimates fair value based on other available financial information for the funds.

Investments - Pending. This represents investments that were funded prior to December 31, 2015, but were only subscribed and admitted to the funds in the subsequent year.

Investment Redemptions Receivable. Investment redemptions receivable represents estimated amounts due from fully redeemed investment partnership interests. Amounts are based on the estimated fair value of the Company's investment in the partnership at the date of redemption. As is customary for fully redeemed investment partnerships, approximately 10% of estimated fair value of the Company's investment partnership interest is held-back at the time of redemption pending final determination of fair values. Management believes balances are collectible.

Pending Members' Contributions. Pending members' contributions represent amounts received to be added to a member's individual capital account at the next effective date, which is usually the first of the month following the receipt of the contribution.

Members' Redemptions. Members' redemption requests are paid to members usually the last week of the month following their effective date. These amounts are not considered a payable at year-end since the redemptions are not considered payable and funded until the following year.

Notes to Financial Statements (Continued)

Investment Advisor and Administration Fees. The Company pays an annual management fee to the Investment Advisor, due monthly. As of December 31, 2015, ABS Investment Management, LLC was the sole investment advisor of the Company. Management fees are also paid in the Company's partnership investments, which are included in the net investment gains and losses. Administrative expenses represent primarily direct audit, accounting and legal fees. A quarterly administration fee may be paid to the Manager, and is based on the number of hours devoted by the Manager or its agents or employees to administer the operations of the Company. No administration fees were charged during 2015.

For the year ended December 31, 2015, the Investment Advisor's management fee was fixed at .65%, based on the monthly value of the investment portfolio, plus an incentive fee equal to 5% of the calendar year net new appreciation (as defined). As of December 31, 2015, the Company's investments that are internally managed by H&B Partners, LLC are excluded from any management fee calculation.

The Recordkeeper's administration fee is fixed at 4 basis points of the portfolio's value per annum and is calculated monthly. The Recordkeeper is entitled to a minimum monthly administration fee of $1,500 for services provided.

Income Taxes. No provisions for federal and state income taxes have been made in the financial statements since the Company's profit and losses are reported on the individual members' tax returns.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual amounts could differ from those estimates.

Limitation of Liability. As a limited liability company, members' liability for losses is limited to their investments.

Credit Risk. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash balances deposited into one financial institution which fluctuate in excess of federally insured limits. If this financial institution were not to honor its contractual liability to the Company, then the Company could incur losses.

C.	FAIR VALUE MEASUREMENTS

In determining fair value, the Company uses various valuation approaches. Accounting Standards Codification ("ASC") Topic 820 ("ASC 820"), Fair Value Measurements and Disclosures, establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. ASC 820 defines fair value as a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are based on data obtained from sources independent of the Company that the market participants would use in pricing the asset or liability. Unobservable inputs are factors that reflect the Company's assumptions about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Notes to Financial Statements (Continued)

The hierarchy is measured in three levels based on the reliability of inputs:

Level 1 – Observable inputs that reflect unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 – Inputs (other than quoted prices included in Level 1) that are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument's anticipated life.

Level 3 – Unobservable inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date. The valuation method used may produce a fair value measurement that may not be indicative of ultimate realizable value. Furthermore, while the Company believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. Those estimated values may differ significantly from the values that would have been used had a readily available market for such investment existed, or had such investments been liquidated, and those differences could be material to the financial statements.

Assumptions used due to lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company's results of operations.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table sets forth by level, within the fair value hierarchy, the Company's assets at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3
Investments	$4,879,866	$-	$77,314,445

Notes to Financial Statements (Continued)

The following table sets forth the changes in investments classified as Level 3 for the year ended December 31, 2015:

Balance - January 1, 2015	$75,129,243
Purchases	7,500,000
Return of capital	(8,134,748)
Net change in unrealized appreciation	2,819,951
Balance - December 31, 2015	$77,314,445

Net realized and unrealized gains included in earnings related to investments still held at the reporting date	$4,455,930

The following is quantitative information about significant unobservable inputs for investments classified as Level 3 as of December 31, 2015:

Asset	Fair Value	Valuation Technique	Unobservable Inputs
Privately-held limited liability companies and limited partnerships	$77,314,445	Proportional share of net asset value of each fund	- Audited fair value financial statements - Other financial information from the fund - Proportional ownership percentages

D.	INVESTMENTS

The Company invests in other managed investment limited liability companies and limited partnerships.

A portion of the Company's investments have underlying investments that are illiquid assets and resemble single asset private equity funds in structure. Estimates of fair value for these types of investments can fluctuate due to the lack of an active market for similar investments and the inherent uncertainty of the inputs and assumptions used in the valuation of those investments. The ultimate recovery of these investments may differ materially from the recorded fair values. When retained, these investments can be subject to market fluctuations and any associated gains/losses are treated in the same manner as the liquid investments. When the investors fully redeem these investments, full receipt of the investments may take a year or longer due to the nature of illiquidity. As of December 31, 2015, the Company had $82,065 of these types of investments which are reported as investments on the statement of assets and liabilities, and none which are reported as investment redemptions receivable on the statement of assets and liabilities. The fair value of investments owned by the Company changes in response to certain events, including those directly involving the companies whose securities are owned, directly or indirectly, by the Company; conditions affecting the general U.S. and global economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity-type securities generally held in the partnerships owned by the Company may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may be subject to the risk described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Notes to Financial Statements (Continued)

At December 31, 2015, the Company owned interests in 22 investments. The Company's investments can generally be placed into one of two categories. Approximately 55% of the Company's investments are in "Equity Long / Short" investments, which are intended to have some exposure to movements in the equity markets over time. The remaining Company investments are considered "Non-Directional investments". The performance of these investments is intended to be little impacted by day to day movements in the equity markets.

The terms and conditions of the investments, including provisions for additional contributions and redemptions, are subject to the terms of the investments' subscription agreements and the respective confidential offering memorandum agreements, private placement memoranda and other governing agreements of such entities.

Net appreciation of investments is net of the Company's proportionate share of fees and expenses incurred or charged by each investment manager. During 2015, investment managers charged management fees ranging up to 2.5% annually and incentive fees of up to 25% of profits annually. Incentive fees may be subject to meeting certain threshold rates.

The Company's investments are subject to the market and credit risk of those financial instruments held or sold short. Due to the limited liability of the Company's investments, the Company's risk of loss related to any one investment is limited to the amount of capital committed to the investment.

Generally, the Company may make additional contributions to its investments as of the last day of any month. Withdrawals are governed by the redemption rights of the varying investments and may require up to 90 days' notice.

Notes to Financial Statements (Continued)

The Company invests in other managed investment limited liability companies and limited partnerships as follows:

Description	Cost	Fair Value	Percentage of Net Assets	Permitted Withdrawals	Redemption Notice-Days	Remaining Lock-Up Period
Equity Long / Short Investments	$39,345,748	$51,711,136	55.22%	Monthly-Semi-Annual	30-90
Soroban Fund LLC	2,211,482	5,232,123	5.59%	Quarterly	60	None**
Lansdowne Developed Markets Fund, L.P.	3,500,000	4,898,293	5.23%	Monthly	90	None
Camber Capital Fund, L.P.	3,500,000	4,830,098	5.16%	Monthly	60	None
Marianas Fund LP	3,600,000	4,262,974	4.55%	Quarterly	60	None
Lakewood Capital Partners, LP	2,570,298	3,587,780	3.83%	Quarterly	60	None
Indus Japan Fund, L.P.	2,800,000	3,478,390	3.71%	Quarterly	30	None
Pennant Windward Fund, L.P.	2,762,622	3,378,092	3.61%	Quarterly	60	None
Altimeter Partners Fund, L.P.	2,500,000	3,335,241	3.56%	Semi-Annual	60	None
The Real Return Funds PLC	2,538,362	3,043,420	3.25%	Monthly	30	None
Pleiad Asia Onshore Feeder Fund	2,500,000	2,873,114	3.07%	Quarterly	60	None**
Pelham Long/Short Fund, LP	2,500,000	2,846,229	3.04%	Monthly	90	None*
Cooper Square Fund, L.P.	2,500,000	2,815,257	3.01%	Quarterly	60	None
Horseman European Select Fund, L.P.	1,636,084	2,722,405	2.91%	Monthly	30	None
Senzar Healthcare US Fund, LP	2,226,900	2,458,197	2.62%	Monthly	30	None
Light Street Halogen, L.P.	2,000,000	1,949,523	2.08%	Quarterly	45	None

Non-Directional Investments	$24,137,244	$30,483,175	32.54%	Daily - Semi-Annual	0-75
D.E. Shaw Composite Fund, LLC	5,000,000	8,533,275	9.11%	Quarterly	75	None
AQR DELTA Fund II, L.P.	5,000,000	6,483,729	6.92%	Bi-Monthly	30	None
AQR Multi Strategy Alternative Fund Class I	5,000,040	4,879,866	5.21%	Daily	0	None
Voya Mortgage Investment Master Fund	3,500,000	3,730,747	3.98%	Quarterly	65	None
Davidson Kempner Partners	3,500,000	3,504,239	3.74%	Semi-Annual	65	None
Renaissance Institutional Equities Fund, LLC	2,137,204	3,269,254	3.49%	Quarterly	45	None
Moon Capital Global Equity Fund LP	-	82,065	0.09%

Total Fund Investments	$63,482,992	$82,194,311	87.76%

Money Market Investments	$3,508,534	$3,508,534	3.75%
Schwab US Treasury Money Fund (SWUXX)	3,508,534	3,508,534	3.75%

Total Money Market Investments	$3,508,534	$3,508,534	3.75%

With the exception of the Schwab US Treasury Money Fund, none of the investments are income producing

Percentages shown represent percent of Partners' Capital

*	Early redemption penalties may apply
**	Investment includes a withdrawal provision whereby withdrawals are gated at 25% of investment value per quarter

E.	OPERATING AGREEMENT

The Company is organized under the Georgia Limited Liability Company Act. The interests in the Company are offered and sold directly by the Manager on behalf of the Company, as well as through Homrich Berg, Inc.

New member contributions are subject to acceptance by the Manager, and are generally effective the first day of the next month. However, the Manager has discretion to allocate net profits or losses to new members in the month the contribution is received. No member is obligated to make additional contributions, but may do so. Any additional contribution is subject to acceptance by the Manager.

Net profits or losses are allocated to members on a monthly basis in proportion to their capital accounts immediately preceding the allocation. Allocations of profit and loss are subject to certain special allocations related to Internal Revenue Service Regulations and requirements for establishing substantial economic effects and other matters.

The Company generally reinvests Company profits. Distributions are made at the discretion of the Manager.

Each member has the right at the end of any calendar quarter by giving at least 30 days prior written notice to the Manager to redeem all or a portion of the amount in their capital account which has been invested in the Company for at least one year. The Manager attempts to satisfy requests for redemption at other times if doing so will not adversely affect the Company.

Notes to Financial Statements (Continued)

F.	RELATED PARTY TRANSACTIONS

Certain out-of-pocket expenses incurred by the Manager on behalf of the Company are reimbursed by the Company.

Investment advisor management fees and incentive fees earned by ABS Investment Management, LLC were $361,895 and $105,714, respectively, for the year ended December 31, 2015. The Recordkeeper earned $34,690 in administration fees during 2015.

At December 31, 2015, the Company's accrued expenses included $135,553 and $9,216 due to ABS Investment Management, LLC and the Recordkeeper, respectively.

Certain officers and stockholders of Homrich Berg, Inc. also have an interest in the Company.

G.	MARGIN BORROWING ACCOUNT

The Company maintains a margin borrowing account with Charles Schwab at a rate to be determined by Schwab when the funds are borrowed. At December 31, 2015, the Company had no outstanding balance on the margin borrowing account, but could borrow up to a maximum amount equal to 50% of the value of the Company's marginable securities purchased in its margin account. The amounts available for borrowing at December 31, 2015 were $6,173,461. The margin borrowing account is collateralized by substantially all assets and securities within the Company's Schwab account. The margin borrowing account interest rates ranged from 6.0% to 8.5% at December 31, 2015.

H.	FINANCIAL HIGHLIGHTS

The average net assets of the Company for the year ended December 31, 2015 are $86,772,117. The Company's ratio of expenses to average net assets for the year ended December 31, 2015 is 0.62%.

The internal rate of return for the year ended December 31, 2015 is 4.226%. Internal rate of return is calculated based on the cumulative ending members' capital at December 31, 2014, capital contributions in 2015, capital distributions in 2015 and the residual value of the members' capital at December 31, 2015.

I.	SUBSEQUENT EVENTS

Effective January 3, 2017, Peachtree Alternative Strategies Fund (the "Fund") is expected to acquire all of the assets of the Company in exchange for shares of the Fund.

Management has evaluated subsequent events through October 31, 2016, which is the date the financial statements were available to be issued, and have determined that, except as noted in the paragraph above, there are no subsequent events that require disclosure under ASC Topic 855, Subsequent Events.

H&B Hedge Fund, LLC
Statement of Assets, Liabilities, and Partners' Capital
June 30, 2016
(Unaudited)

Assets

Cash & cash equivalents (includes $2,885,211 in money market investments)	$3,108,998
Investments - Funds (cost $70,704,179)	84,972,510

Total assets	$88,081,508

Liabilities and Partners' Capital

Liabilities
Management fee payable	$26,528
Accounts payable	56,083
Pending capital contributions	500,000
Total liabilities	582,611

Partners' capital	87,498,897

Total liabilities and partners' capital	$88,081,508

See Notes to Unaudited Financial Statements.

H&B Hedge Fund, LLC
Schedule of Investments
June 30, 2016
(Unaudited)

Investment Strategy	Cost	Fair Value	% of Partners' Capital	Permitted Withdrawals	Redemption Notice-Days	Remaining Lock-Up Period
Equity Long / Short Investments	$40,506,748	47,537,561	54.0%	Monthly-Semi-Annual	30-90
Camber Capital Fund, L.P.	3,500,000	4,941,963	5.6%	Monthly	60	None
Lansdowne Developed Markets Fund, L.P.	3,500,000	4,258,704	4.8%	Monthly	90	None
Soroban Fund LLC	2,010,844	4,068,888	4.6%	Quarterly	60	None**
Marianas Fund LP	3,600,000	3,903,053	4.4%	Quarterly	60	None
Lakewood Capital Partners, LP	2,570,298	3,601,039	4.1%	Quarterly	60	None
Pelham Long Short Fund LP	3,400,000	3,401,988	3.9%	Monthly	90	None*
Pennant Windward Fund, L.P.	2,762,622	3,190,136	3.6%	Quarterly	60	None
TPG Public Equity Partners	3,000,000	3,106,364	3.5%	Quarterly	60	None**
Indus Japan Fund, L.P.	2,800,000	2,975,098	3.4%	Quarterly	30	None
Pleiad Asia Onshore Feeder Fund	2,500,000	2,865,290	3.3%	Quarterly	60	None**
Cooper Square Fund, L.P.	2,500,000	2,780,608	3.2%	Quarterly	60	None
Altimeter Partners Fund, L.P.	2,500,000	2,503,224	2.8%	Semi-Annual	60	None
Senzar Healthcare US Fund, LP	2,226,900	2,089,526	2.4%	Monthly	30	None
Horseman European Select Fund, L.P.	1,636,084	2,020,939	2.3%	Monthly	30	None
Light Street Halogen, L.P.	2,000,000	1,830,741	2.1%	Quarterly	45	None

Non-Directional Investments	$30,197,431	37,434,949	42.5%	Bi-Monthly-Semi-Annual	30-75
DE Shaw Composite Fund, LLC	5,000,000	8,804,993	10.0%	Quarterly	75	None
AQR DELTA Fund II, L.P.	5,000,000	6,310,493	7.2%	Bi-Monthly	30	None
King Street Capital, L.P.	6,000,000	6,080,156	6.9%	Quarterly	65	None**
Arrowgrass Partnership, L.P.	5,000,000	4,966,645	5.6%	Quarterly	65	None*
Voya Mortgage Investment Fund	3,500,000	3,873,810	4.4%	Quarterly	65	None
Renaissance Institutional Equities Fund, LLC	2,137,203	3,722,011	4.2%	Quarterly	45	None
Davidson Kempner Partners	3,500,000	3,595,489	4.1%	Semi-Annual	65	None
Moon Capital Global Equity Fund L.P.	60,228	81,352	0.1%

Total Fund Investments	$70,704,179	84,972,510	97.1%

Money Market Investments	$2,885,211	2,885,211	3.3%
Schwab US Treasury Money Fund (SWUXX)	2,885,211	2,885,211	3.3%

Total Money Market Investments	$2,885,211	2,885,211	3.3%

With the exception of the Schwab US Treasury Money Fund, none of the investments are income producing

Percentages shown represent percent of partners' capital

*	Early redemption penalties may apply
**	Investment includes a withdrawal provision whereby withdrawals are gated at 25% of investment value per quarter

See Notes to Unaudited Financial Statements.

H&B Hedge Fund, LLC
Statement of Operations
Six Months Ended June 30, 2016
(Unaudited)

Investment loss
Expenses:
Management fees		$163,427
Administrative expense		17,868
Audit expenses		15,750
Miscellaneous expense		1,060
Professional fee expense		1,167

Total expenses		199,272

Net investment loss		(199,272)

Realized and change in unrealized gain on investment
Net realized gain on investments		1,263,215
Net change in unrealized depreciation of investments		(4,972,531)
Net realized and change in unrealized gain on investments		(3,709,316)

Net decrease in partners' capital from operations	$	(3,908,588)

See Notes to Unaudited Financial Statements.

H&B Hedge Fund, LLC
Statement of Changes in Partners' Capital
Six Months Ended June 30, 2016
(Unaudited)

Operations
Net investment loss	$	(199,272)
Net change in unrealized appreciation on investments		(4,972,531)
Net realized gain on investments		1,263,215
Net decrease in partners' capital resulting from operations		(3,908,588)

Partners' capital transactions
Capital contributions		3,050,000
Capital withdrawals		(5,298,250)
Net decrease in partners' capital resulting from capital transactions		(2,248,250)

Net decrease in partners' capital		(6,156,838)

Partners' capital:
Beginning of period		93,655,735
End of period		$87,498,897

See Notes to Unaudited Financial Statements.

H&B Hedge Fund, LLC
Statement of Cash Flows
Six Months Ended June 30, 2016
(Unaudited)

Cash flows from operating activities:
Net decrease in partners' capital resulting from operations	$	(3,908,588)
Adjustments to reconcile net income to net cash used in operating activities:
Purchases of investments		(8,900,000)
Sales of investments		8,412,399
Net appreciation of investments		4,115,644
Net realized loss on disposal of Investments		(406,241)
Decrease in redemptions receivable		3,079,158
Increase in accrued expenses		(93,658)
Net cash provided by operating activities		2,298,714

Cash flows used in financing activities:
Partners' capital contributions		3,120,614
Partners' capital withdrawals		(5,818,864)
Net cash used in financing activities		(2,698,250)

Net decrease in cash		(399,536)

Cash and cash equivalents:

Beginning of period		3,508,534

End of period		$3,108,998

See Notes to Unaudited Financial Statements.

H&B Hedge Fund, LLC

Notes to Unaudited Financial Statements

A. NATURE OF OPERATIONS AND ORGANIZATION

Operations. H&B Hedge Fund, LLC (the “Fund”) is a Georgia Limited Liability Company organized in 1998. The Fund’s Manager is H&B Partners, LLC (the “Manager”), a Georgia limited liability company related to Homrich Berg, Inc. The purpose of the Fund is to combine resources of many investors in order to invest in a diversified portfolio managed by investment managers selected by ABS Investment Management, LLC (the “Investment Advisor”). Additionally, during 2016 H&B Partners, LLC internally managed eight investments for the Fund. Swiss Financial Services (the “Recordkeeper”) provides administrative services for the Fund. The Fund allows investors to have access to money managers that they would not otherwise have access to, and adjusts the capital allocated to these managers to complement their various risk profiles.

B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting. The accompanying unaudited financial statements have been prepared in accordance with GAAP for interim financial information and the instructions to Form N-2 and Regulation S-X. The financial statements, including the notes, are unaudited and exclude some of the disclosures required in audited financial statements. Management believes it has made all necessary adjustments, consisting of only normal recurring items, so that the financial statements are presented fairly and that estimates made in preparing its financial statements are reasonable and prudent. The operating results presented for interim periods are not necessarily indicative of the results that may be expected for any other interim period or for the entire year. The accompanying unaudited interim financial statements should be read in conjunction with the audited financial statements and the related management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form N-2 for the fiscal year ended December 31, 2015.

The Fund is an Investment Company under ASC 946.

Cash and Cash Equivalents. For purposes of reporting cash flow, the Fund considers money market accounts to be cash equivalents.

Investments. The Fund records investments at fair value. Fair value is determined based on market prices whenever market quotations are readily available. The value of investments for which quotations are not readily available are valued at fair value as determined by the board of directors. The board of directors estimates fair value using the audited GAAP financial statements of the fund, where available. Where the audited GAAP financial statements of the fund are not available, the board of directors estimates fair value based on other available financial information for the funds.

Pending Capital Contributions. Pending members’ contributions represent amounts received to be added to a member’s individual capital account at the next effective date, which is usually the first of the month following the receipt of the contribution.

Investment Advisor and Administration Fees. The Fund pays an annual management fee to the Investment Advisor, due monthly. As of June 30, 2016, ABS Investment Management, LLC was the sole investment advisor of the Fund. Management fees are also paid in the Fund’s partnership investments, which are included in the net investment gains and losses.

For the six months ended June 30, 2016, the Investment Advisor’s management fee was fixed at .65%, based on the monthly value of the investment portfolio, plus an incentive fee equal to 5% of the calendar year net new appreciation. As of June 30, 2016, the Fund’s investments that are internally managed by H&B Partners, LLC are excluded from any management fee calculation.

The Recordkeeper’s administration fee is fixed at 4 basis points of the portfolio’s value per annum and is calculated monthly. The Recordkeeper is entitled to a minimum monthly administration fee of $1,500 for services provided.

Income Taxes. No provisions for federal and state income taxes have been made in the financial statements since the Fund’s profit and losses are reported on the individual members’ tax returns.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual amounts could differ from those estimates.

Limitation of Liability. As a limited liability company, members’ liability for losses is limited to their investments.

Credit Risk. Financial instruments that potentially subject the Fund to concentrations of credit risk consist principally of cash balances deposited into one financial institution which fluctuate in excess of federally insured limits. If this financial institution were not to honor its contractual liability to the Fund, then the Fund could incur losses.

In May 2015, the FASB issued Accounting Standards Update (ASU) No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). This Update amends the fair value accounting rules to remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. For non-public entities, like the Fund, the Update is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Earlier application is permitted for any interim and annual financial statements that have not yet been made available for issuance. The Fund has elected to adopt the Update for the June 30, 2016 financial statements. This election has resulted in investments with a value of $77,314,445 which had previously been classified as Level 3 assets in the 2015 financial statements to no longer be classified as Level 3 financial instruments and for those same investments to no longer be categorized within the fair value hierarchy.

C. FAIR VALUE MEASUREMENTS

The following table sets forth a reconciliation for activity for the Level 3 financial instruments from January 1, 2016 to June 30, 2016:

Balance – January 1, 2016	$77,314,445
Transfers out of Level 3 due to adoption of new accounting update	(77,314,445)
Balance – June 30, 2016	$0

D. INVESTMENTS

The Fund invests in other managed investment limited liability companies and limited partnerships.

A portion of the Fund’s investments have underlying investments that are illiquid assets and resemble single asset private equity funds in structure. Estimates of fair value for these types of investments can fluctuate due to the lack of an active market for similar investments and the inherent uncertainty of the inputs and assumptions used in the valuation of those investments. The ultimate recovery of these investments may differ materially from the recorded fair values. When retained, these investments can be subject to market fluctuations and any associated gains/losses are treated in the same manner as the liquid investments. When the investors fully redeem these investments, full receipt of the investments may take a year or longer due to the nature of illiquidity. As of June 30, 2016, the Fund had $81,352 of these types of investments which are reported as investments on the statement of assets and liabilities, and none which are reported as investment redemptions receivable on the statement of assets and liabilities. The fair value of investments owned by the Fund change in response to certain events, including those directly involving the companies whose securities are owned, directly or indirectly, by the Fund; conditions affecting the general U.S. and global economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity-type securities generally held in the partnerships owned by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may be subject to the risk described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

At June 30, 2016, the Fund owned interests in 23 investments and an additional money market fund, which is classified as a cash equivalent. The Fund’s investments can generally be placed into one of two categories. Approximately 54% of the Fund’s investments are in “Equity Long / Short” investments, which are intended to have some exposure to movements in the equity markets over time. The remaining investments are considered “Non-Directional investments”. The performance of these investments is intended to be little impacted by day to day movements in the equity markets.

The terms and conditions of the investments, including provisions for additional contributions and redemptions, are subject to the terms of the Investments’ subscription agreements and the respective confidential offering memorandum agreements, private placement memoranda and other governing agreements of such entities.

Net appreciation of investments is net of the Fund’s proportionate share of fees and expenses incurred or charged by the Investment managers. During 2016, the Investment managers charged management fees ranging up to 2.5% annually and incentive fees of up to 25% of profits annually. Incentive fees may be subject to meeting certain threshold rates.

The Fund’s investments are subject to the market and credit risk of those financial instruments held or sold short by the Investment Funds. Due to the limited liability of the Fund’s investments, the risk of loss related to any one Investment Fund is limited to its investment in such investment.

Generally, the Fund may make additional contributions to its investments as of the last day of any month. Withdrawals are governed by the redemption rights of the varying investments and may require up to 90 days’ notice.

E. OPERATING AGREEMENT

The Fund is organized under the Georgia Limited Liability Company Act. The interests in the Fund are offered and sold directly by the Manager on behalf of the Fund, as well as through Homrich Berg, Inc.

New member contributions are subject to acceptance by the Manager, and are generally effective the first day of the next month. However, the Manager has discretion to allocate net profits or losses to new members in the month the contribution is received. No member is obligated to make additional contributions, but may do so. Any additional contribution is subject to acceptance by the Manager.

Net profits or losses are allocated to members on a monthly basis in proportion to their capital accounts immediately preceding the allocation. Allocations of profit and loss are subject to certain special allocations related to Internal Revenue Service Regulations and requirements for establishing substantial economic effects and other matters.

The Fund generally reinvests Fund profits. Distributions are made at the discretion of the Manager.

Each member has the right at the end of any calendar quarter by giving at least 30 days prior written notice to the Manager to redeem all or a portion of the amount in their capital account which has been invested in the Fund for at least one year. The Manager attempts to satisfy requests for redemption at other times if doing so will not adversely affect the Fund.

F. RELATED PARTY TRANSACTIONS

Certain out-of-pocket expenses incurred by the Manager on behalf of the Fund are reimbursed by the Fund.

Investment advisor management fees and incentive fees earned by ABS Investment Management, LLC were $163,427 and $0, respectively, for the six months ended June 30, 2016. The Recordkeeper earned $17,868 in administration fees during the first six months of 2016.

At June 30, 2016, the Fund’s accrued expenses included $26,528 and $56,083 due to ABS Investment Management, LLC and the Recordkeeper, respectively.

Certain officers and stockholders of Homrich Berg, Inc. also have an interest in the Fund.

G. FINANCIAL HIGHLIGHTS

The information presented below represents the financial highlights applicable to the limited partners of the Fund taken as a whole:

Average Net Assets	$90,330,793

Management Fees	163,428
Other Fees	35,844
Total Expenses	199,272

Ratio of expenses to average net assets	0.22%
Annualized ratio of expenses to average net assets	0.44%

Gross of fees return*	-3.94%
Management Fees*	-0.18%
Incentive Fees*	0.00%
Other fees*	-0.04%
Total Return net of fees*	-4.16%

*	Total returns and ratios to average net assets are calculated for limited partners as a whole, and such computation for an individual member may vary from these ratios and returns

Portfolio turnover ratio: 9.3%

The Fund had the portfolio turnover rate presented above for the six months ended June 30, 2016, which has not been annualized.

H. SUBSEQUENT EVENTS

Management has evaluated events through June 30, 2016 and has determined that there are no subsequent events that require disclosure under ASC Topic 855, Subsequent Events.

EXHIBIT C

FUND PROXY VOTING PROCEDURES

PEACHTREE ALTERNATIVE STRATEGIES FUND
Proxy Voting Policy
October 17, 2016

I.	INTRODUCTION

Peachtree Alternative Strategies Fund (the “Trust”) is the beneficial owner of its portfolio securities. Accordingly, the Trust’s Board of Trustees (the “Board”), acting on behalf of the Trust, has the right and the fiduciary obligation to vote proxies relating to the Trust’s portfolio securities in a manner consistent with the best interests of the Trust and its shareholders. Accordingly, the Board has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Trust (these “Policies and Procedures”).

II.	POLICY

A.	DELEGATION TO THE INVESTMENT ADVISER.

1.
The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to the Trust’s investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Trust, subject to the Board’s continuing oversight.

2.
The policy of the Trust is also to adopt the policies and procedures used by the Adviser to vote proxies relating to portfolio securities held by its clients, including the Trust (the “Adviser’s Policies and Procedures”).

3.
The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Trust, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

4.
The Adviser shall be responsible for coordinating the delivery of proxies by the Trust’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.	FIDUCIARY DUTY

The Adviser is a fiduciary to the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.

IV.	PROXY VOTING PROCEDURES

A.
ANNUAL PRESENTATION OF PROXY VOTING POLICIES TO THE BOARD. At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.
ANNUAL PRESENTATION OF PROXY VOTING RECORD TO THE BOARD. At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Trust during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Trust’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of the Trust, other than the obligation the Adviser incurs as investment adviser to the Trust, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.
RESOLUTION OF CONFLICTS OF INTEREST. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Trust, the Adviser or a principal underwriter and that of the Trust, the Adviser shall resolve such conflict in the manner described below.

1.
Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.
Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.
Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the Trust.

b.
Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Trust’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter and the Trust and the Adviser notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

V.	REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Trust may be revoked by the Board, in whole or in part, at any time.

VI.	ANNUAL FILING OF PROXY VOTING RECORD

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Trust during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.	PROXY VOTING DISCLOSURES

A.	The Trust shall include in its registration statement:

1.	A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Trust during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

B.	The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.
A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

2.
A statement that information regarding how the Trust voted proxies relating to portfolio securities held by the Trust during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

EXHIBIT D

HOMRICH & BERG, INC. PROXY VOTING PROCEDURES

HOMRICH BERG
Proxy Voting Policy

Issue

The Advisers Act requires that if a firm votes proxies on behalf of clients, the firm must have policies and procedures in place to assure that proxies are voted in the best interest of the clients and must provide a copy of those policies and procedures to clients upon request.

Policy (modified 8/08)

Individual and ERISA Clients

As a policy, HB does not vote proxies on behalf of individual clients. HB has advised all individual clients through the Investment Advisory Agreement that it does not vote proxies. Specifically, HB has updated its Investment Advisory Agreement to include language that HB is precluded from, voting proxies and the client retains the right to vote proxies. If HB changes its policy and decides to vote proxies on behalf of individual clients, this policy will be updated.

HB’s clients are ultimately responsible for all proxy voting materials and ensuring that the proxies are voted and submitted in a timely manner. If the client asks for advice then HB may choose to provide guidance but is not obligated to do so. If any form of guidance is provided to the client, HB will document the occurrence and maintain a list either in hard or electronic copy. Any individual that give advice on a proxy vote must send an email to the CCO describing the advice given and rationale behind it, the name of the client, and the name of the issuer/company. The CCO will maintain a record of all such advice given to individual clients.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

For sub-advisors HB employs, the same guidelines listed above apply. Any proxy voting will be at the discretion of the sub-advisor or passed along to the client if the proxy is passed along to HB. HB will not participate in any proxy voting for clients.

Conflict of Interest

HB is an independent fee only firm. As such, it is not affiliated with any issuer. For this reason, there are no apparent conflicts of interests associated with voting proxies. However, a conflict could arise in connection with voting proxies of an issuer if an HB client is a board member or officer of such issuer. In that event, if a client asks for guidance or advice on how to vote a proxy, the Principal in charge of the account will disclose such conflict to the client for whose proxy is at issue. The Principal will notify the CCO in writing as to the resulting decision as to whether or not give advice on the proxy and the rationale behind the decision. If any other unforeseen conflicts of interest arise, HB will handle on a case by case basis and document the outcome.

Recordkeeping

HB will maintain a record of each client who requested a copy of the Proxy Policy. These records will be maintained by the CCO in the Compliance Folder. If HB advises an individual client on how to vote a proxy, a record will be maintained of the client name, security in question, and advice rendered. The CCO will be responsible for ensuring that the required documentation is retained.

D-1